UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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RCM TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RCM Technologies, Inc.
2500 McClellan Avenue
Pennsauken, NJ 08109
Tel: 856.356.4500
Fax: 856.356.4600
www.rcmt.com

______________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 4, 2014
______________________________

To Our Stockholders:

The RCM Technologies, Inc. 2014 Annual Meeting of Stockholders will be held at the offices of Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103, on Thursday, December 4, 2014, at 6:00 p.m. local time.

The purposes of the meeting are to:

1.	Elect four directors to hold office until the Annual Meeting of Stockholders to be held in 2015 and until their successors are duly elected and qualified;

2.	Approve the RCM Technologies, Inc. 2014 Omnibus Equity Compensation Plan;

3.	Ratify our Audit Committee’s selection of EisnerAmper LLP as our independent accountants for our fiscal year ending January 3, 2015;

4.	Conduct an advisory vote to approve the compensation of our named executive officers for 2013; and

5.	Transact such other business as may properly come before the meeting or any adjournment(s) of the meeting.

We have fixed October 10, 2014 as the record date for determining the stockholders entitled to vote at the meeting. You are not entitled to notice of, or to vote at, the meeting if you were not a stockholder of record at the close of business on that date.

You are cordially invited to attend the meeting. Whether or not you expect to attend the meeting in person, please sign, date and promptly return the enclosed proxy to ensure that your shares will be represented at the meeting. The enclosed envelope requires no postage if mailed within the United States. Most of our stockholders hold their shares in “street name” through brokers, banks and other nominees and may choose to vote their shares by telephone instead of using the enclosed proxy card. If you wish to vote by telephone, please follow the instructions on your proxy card. If you attend the meeting, you may revoke your proxy and vote in person.

By Order of the Board of Directors,

Kevin D. Miller
Secretary

Pennsauken, New Jersey
October 31, 2014

RCM TECHNOLOGIES, INC.

2500 McClellan Avenue
Suite 350
Pennsauken, New Jersey 08109

________________________________

PROXY STATEMENT
________________________________

ANNUAL MEETING OF STOCKHOLDERS

DECEMBER 4, 2014

About this Proxy Statement

Our Board of Directors is soliciting proxies to be used at our 2014 Annual Meeting of Stockholders. The meeting will be held at the offices of Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103 on Thursday, December 4, 2014, at 6:00 p.m. local time. This proxy statement, the notice of annual meeting and the form of proxy will be mailed to stockholders beginning on or about October 31, 2014.

VOTING PROCEDURES

Who Can Vote

Only RCM common stockholders at the close of business on the record date, October 10, 2014, may vote at the annual meeting. You are entitled to cast one vote for each share of RCM common stock that you owned as of the close of business on the record date. At the close of business on the record date, there were 12,550,051 shares of RCM common stock outstanding.

How You Can Vote

You can vote by:

•	marking your proxy card, dating and signing it, and returning it in the postage-paid envelope we have provided,

•	phoning in your vote using the information provided on your voting form, or

•	attending the meeting and voting in person.

How You Can Revoke Your Proxy or Change Your Vote

You can revoke your proxy at any time before it is voted at the meeting by:

•	sending a written notice that you have revoked your proxy to our Secretary, Kevin D. Miller, at 2500 McClellan Avenue, Suite 350, Pennsauken, New Jersey 08109-4613,

•	submitting a later-dated proxy card, or

•	attending the meeting, giving our Secretary written notice of your revocation and voting your shares.

If a bank, broker or other holder of record holds your shares in its name, you must obtain a proxy card executed in your favor from the holder of record to be able to vote your shares at the meeting.

General Information on Voting

A quorum must exist for voting to take place at the meeting. A quorum exists if holders of a majority of the outstanding shares of our common stock are present at the meeting in person or are represented by proxy at the meeting.

Director nominees are elected by a majority vote, meaning that a nominee for director is elected only if he or she receives the affirmative vote of a majority of the total votes cast for and against such nominee. All other matters to be voted upon at the meeting must be approved by a majority of the votes cast on those matters.

Shares represented by a proxy marked “abstain” on any matter will be considered present at the meeting for purposes of determining whether there is a quorum, but will not be considered as votes cast on that matter. Shares represented by a proxy as to which there is a “broker non-vote” (that is, where a broker holding your shares in “street” or “nominee” name indicates to us on a proxy that you have given the broker the discretionary authority to vote your shares on some but not all matters), will be considered present at the meeting for purposes of determining a quorum but will not be considered as votes cast on matters as to which there is a “broker non-vote.” Abstentions and “broker non-votes” will therefore have no effect on the outcome of any vote taken at the meeting.

Shares that have been properly voted and not revoked will be voted at the meeting in accordance with the instructions on your proxy card. If you sign your proxy card but do not mark your choices, Rocco Campanelli or Kevin D. Miller, the persons named on the enclosed proxy card, will vote the shares represented by your proxy card:

●	FOR the persons we nominated for election as directors (Proposal No. 1);

●	FOR approval of the RCM Technologies, Inc. 2014 Omnibus Equity Compensation Plan (Proposal No. 2);

●	FOR the ratification of our Audit Committee’s selection of EisnerAmper LLP as our independent accountants for our fiscal year ending January 3, 2015 (Proposal No. 3); and

●	FOR approval of an advisory resolution approving the compensation of our named executive officers for 2013 (Proposal No. 4).

If any other matters are properly presented at the meeting for consideration, Mr. Campanelli and Mr. Miller will have the discretion to vote on those matters for you. Currently, we are not aware of any such matters.

Costs of Solicitation

We will pay for preparing, assembling and mailing this proxy statement. Our directors, officers and employees may solicit proxies through the mails, direct communication or otherwise. None of our directors, officers or employees will receive additional compensation for soliciting proxies. We may reimburse brokerage firms and other custodians, nominees or fiduciaries for their reasonable expenses for forwarding proxy and solicitation materials to stockholders.

Important Notice Regarding the Availability of

Proxy Materials for the Annual Meeting of Stockholders to be Held on December 4, 2014

This proxy statement and our 2013 annual report to stockholders are available at

http://www.astproxyportal.com/ast/08117

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
DIRECTORS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table lists the persons we know to be beneficial owners of at least five percent of our common stock as of October 17, 2014.

Name and Address of Beneficial Owner	Number of Shares	Approximate Percentage of Outstanding Common Stock

IRS Partners No. 19, L.P.	1,642,849(1)	13.1%
c/o Legion Partners Asset Management, LLC
9401 Wilshire Boulevard, Suite 705
Beverly Hills, CA 90212

Heartland Advisors, Inc.	1,100,000(2)	8.8%
789 North Water Street
Milwaukee, WI 53202

Dimensional Fund Advisors LP	1,072,692(3)	8.5%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

Columbia Wanger Asset Management, LLC.	987,000(4)	7.9%
227 West Monroe Street, Suite 3000
Chicago, IL 60606

Perritt Capital Management, Inc.	626,328(5)	5.0%
300 S. Wacker, Suite 2880
Chicago, IL 60606

(1)

Based on Amendment No. 11 to Schedule 13D, dated January 24, 2014 (the “Amendment”), filed with the Commission by IRS Partnership No. 19, L.P. (“IRS 19”), The Leonetti/O’Connell Family Foundation (the “Foundation”), M2O, Inc. (“M2O”), The Michael F. O’Connell and Margo L. O’Connell Revocable Trust (the “Trust”), Michael O’Connell (“Mr. O’Connell” and, collectively with IRS 19, the Foundation, M2O and the Trust, the “O’Connell Entities”), Legion Partners Asset Management LLC (“Legion Partners”), Christopher Kiper (“Mr. Kiper”) and Bradley Vizi (“Mr. Vizi”). The Amendment states that IRS 19, M2O, the Trust and Mr. O’Connell may be deemed to have the shared voting and dispositive power over the 1,353,775 shares owned by IRS 19 and that the Foundation and Mr. O’Connell may be deemed to have shared voting and dispositive power over 266,074 shares owned by the Foundation. The Amendment also states that Legion Partners exclusively manages IRS 19’s and the Foundation’s investment in the Common Shares pursuant to which Mr. Kiper and Mr. Vizi on behalf of Legion Partners manage such investments. As a result, Legion Partners, Mr. Kiper and Mr. Vizi may be deemed to have shared dispositive power with respect to the 1,619,849 shares held by IRS 19 and the Foundation. Mr. Kiper and Mr. Vizi, respectively, also have sole voting and dispositive power over 22,000 and 1,000 shares.

Security Ownership of Certain Beneficial Owners (Continued)

(2)

Based on Amendment No. 16 to Schedule 13G, dated February 6, 2014, filed with the Commission. The Amendment states that Heartland Advisors, Inc., a registered investment advisor, and William J. Nasgovitz have shared voting and dispositive power as to all of these shares. The Heartland Value Fund, an account managed by Heartland Advisors, Inc., owns all of these shares.

(3)

Based on Amendment No. 13 to Schedule 13G, dated February 10, 2014, filed with the Commission. The Amendment states that Dimensional Fund Advisors LP, a registered investment advisor, has sole voting power over 1,060,696 of these shares and sole dispositive power as to all of these shares.

(4)

Based on Amendment No. 15 to Schedule 13G, dated February 6, 2014, filed with the Commission by Columbia Wanger Asset Management, LLC (“CWAM”), a registered investment advisor. The Amendment states that CWAM has sole voting power and dispositive power over all of these shares.

(5)

Based on Schedule 13G, filed with the Commission on February 14, 2014. The Schedule 13G states that Perritt Capital Management, Inc., a registered investment advisor, has sole voting and dispositive power over 34,425 of these shares and shared voting and dispositive power over 591,903 of these shares.

Security Ownership of Management

The following table lists the number of shares of our common stock beneficially owned, as of October 17, 2014, by each director and director nominee, each of our executive officers, certain members of our senior management, and by our directors, nominees and executive officers as a group. In general, beneficial ownership includes those shares a person has the power to vote or transfer, as well as shares owned by immediate family members who live with that person.

Name	Number of Shares	Approximate Percentage of Outstanding Common Stock
Leon Kopyt	542,606	4.3%
Roger H. Ballou	5,000	*
Maier O. Fein	1,000	*
Richard D. Machon	10,000	*
S. Gary Snodgrass	4,512	*
Bradley S. Vizi	1,000	*
Robert B. Kerr	56,087	*
Lawrence Needleman	10,000	*
Rocco Campanelli	94,269	*
Kevin D. Miller	391,231	3.1%
Other executive officers	105,727	1.2%
All directors and executive officers as a group (13 persons)	1,221,432	10.0%

__________

*	Represents less than one percent of our outstanding common stock.

PROPOSAL 1
___________________________

ELECTION OF DIRECTORS

Historically, our Board of Directors was divided into three classes. In October 2013, the Board approved an amendment to our Bylaws to provide that, beginning with the 2013 Annual Meeting, our directors are elected to one-year terms and to serve until their successors have been elected and qualified. This “declassification” of the Board did not affect the terms of directors who had previously been elected. Our directors who were previously elected to three-year terms were to continue to serve until the end of such terms and until their successors have been elected and qualified. As such, Richard D. Machon and Maier O. Fein, who were elected for three-year terms at the 2012 annual meeting of stockholders, will serve until the annual meeting in 2015. The four nominees for election to the Board at this Annual Meeting, and all nominees for director at future annual meetings, will be elected to serve for one-year terms and until their successors have been elected and qualified.

Stockholders are being asked to elect four (4) directors at the Annual Meeting, each to serve until their successors are duly elected at the 2015 annual meeting and qualified. Your Board has nominated for election as director Roger H. Ballou, Leon Kopyt, S. Gary Snodgrass and Bradley S. Vizi, each of whom is a current member of the Board. These nominations are made in accordance with the terms of the January 2014 Settlement Agreement between the Company and certain stockholders of the Company, including Legion Partners Asset Management LLC and the other members of its stockholder group. Messrs. Ballou, Kopyt, Snodgrass and Vizi have consented to serve a term on our Board of Directors. The persons named as proxy holders on the enclosed proxy card, Mr. Campanelli and Mr. Miller, intend to vote FOR the election of Messrs. Ballou, Kopyt, Snodgrass and Vizi unless you mark a contrary instruction on your proxy card. Unless you indicate otherwise on your proxy card, if any of Messrs. Ballou, Kopyt, Snodgrass or Vizi is unable to serve as a director at the time of the Annual Meeting, Mr. Campanelli or Mr. Miller will vote FOR the election of another person that the Board may nominate in his place.

Set forth below are brief descriptions of the nominees for election as director and of the continuing directors. The descriptions for the directors set forth the experience, qualifications, attributes and skills that have led the Board’s Nominating and Governance Committee and the Board to conclude that these individuals should serve as directors.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ROGER H. BALLOU, LEON KOPYT, S. GARY SNODGRASS AND BRADLEY S. VIZI AS MEMBERS OF OUR BOARD OF DIRECTORS.

Nominees for Election as Directors

Roger H. Ballou, Director since 2013, age 63

Mr. Ballou currently serves as a director of Fox Chase Bancorp, Inc., a federal savings bank, and Alliance Data Systems Corporation, a provider of transaction-based, data-driven marketing and loyalty solutions.  Mr. Ballou previously served as the Chief Executive Officer and a director of CDI Corporation, a company that offers engineering, information technology and professional staffing solutions, from 2001 until 2011. Mr. Ballou had served as Chairman and Chief Executive Officer of Global Vacation Group, Inc. from 1998 to 2000. He was a senior advisor for Thayer Capital Partners from 1997 to 1998. From 1995 to 1997, Mr. Ballou served as Vice-Chairman and Chief Marketing Officer, then as President and Chief Operating Officer, of Alamo Rent A Car, Inc.  Before joining Alamo, for more than 16 years, he held several positions with American Express, culminating in his appointment as President of the Travel Services Group.

Mr. Ballou’s extensive public board and executive management experience and personal knowledge of the Company’s business segments, in particular, its Engineering and Information Technology segments, allow him to make significant contributions in all facets of the business.

Leon Kopyt, Director since 1991, age 69

Mr. Kopyt has been our Chairman of the Board since 1992. Previously, Mr. Kopyt served as our President & Chief Executive Officer from 1994 to February 2014, was our Chief Financial Officer and Treasurer from 1992 to 1994, and as our Chief Operating Officer from 1990 to 1992.

Mr. Kopyt’s extensive experience in leading the Company in an executive capacity for 23 years makes Mr. Kopyt, in the collective opinion of the Board, the ideal person to Chair the Board.

S. Gary Snodgrass, Director since 2010, age 63

Mr. Snodgrass retired from Exelon Corporation in 2007 after ten years of employment as Executive Vice President and Chief Human Resources and Security Officer. Prior to joining Exelon, Mr. Snodgrass was employed by USG Corporation as Vice President of Human Resources from 1973 to 1997. Since 2008, Mr. Snodgrass has been Managing Director of Snodgrass and Associates and Co-Founder and President of the Snodgrass Family Foundation. He served as Mayor of the City of St. Augustine Beach, FL in 2012 and 2013, and since 2014 is currently a City Commissioner. Mr. Snodgrass is also an Adjunct Professor of Business for Flager College in St. Augustine, FL.

Mr. Snodgrass’s extensive experience as a human resources executive facilitates his valuable insights in general and, more specifically, his contributions regarding human resources operational initiatives and issues.

Bradley S. Vizi, Director since 2013, age 30

Mr. Vizi is a founder of Legion Partners Asset Management, LLC, and has served as Managing Director since 2011.  Mr. Vizi founded Legion Partners Management in 2010.  From 2007 to 2010, Mr. Vizi was an Associate at Shamrock Capital Advisors, Inc. (“Shamrock”) and worked with the Shamrock Activist Value Fund, a concentrated, long-only, activist fund.  Prior to Shamrock, from 2006 to 2007, Mr. Vizi was an Associate with the private equity group at Kayne Anderson Capital Advisors L.P.

Mr. Vizi’s significant financial and investment experience are particularly valuable in the areas of capital allocation, compensation planning, corporate governance and marketing the Company to the investment community.

Current Board Members with Terms Expiring in 2015

Maier O. Fein, Director since 2012, age 72

Mr. Fein is a distinguished professional with an extensive and diversified background in technology and science. He was employed by the Naval Undersea Warfare Center (“NUWC”) and its predecessor organizations. He began his career as a research physicist in New London, CT and advanced to the position of Engineering Manager in Newport, RI, responsible for major operations and organizational functions while maintaining liaison with the financial, facilities, security and human resource departments.

Mr. Fein’s strong science, engineering, management skills and extensive knowledge of Federal programs and procurements are particularly valuable to the Company’s Aerospace and Defense Engineering Division.

Richard D. Machon, Director since 2010, age 68

Mr. Machon has been providing independent consulting services to major utilities through Machon & Associates since 2000. Prior to his employment as an independent consultant, Mr. Machon held a number of key management positions at Tennessee Valley Authority, Portland General Electric, Impell and Boston Edison. Mr. Machon has also served as Senior Vice President of Operations at PSEG from 2008 to 2010 and as Nuclear Chief Operating Officer at Ontario Power Generation from 1997 to 2000.

Mr. Machon’s extensive experience as an executive in the Power Systems industry facilitates his valuable insight in general and, more specifically, his contributions regarding industry contacts, project proposals, contract negotiations, project management and related matters.

OUR EXECUTIVE OFFICERS

The following table lists our executive officers. Our Board elects our executive officers annually for terms of one year and may remove any of our executive officers with or without cause.

Name	Age	Position
Rocco Campanelli	64	President & CEO
Kevin D. Miller	48	Chief Financial Officer, Treasurer and Secretary
Timothy Brandt	53	Group Senior Vice President
Michael Saks	58	Senior Vice President
Danny A. White	63	Senior Vice President

Rocco Campanelli has served as our President and Chief Executive Officer since March 1, 2014. From June 1999 through February 2014, Mr. Campanelli served as Executive Vice President of RCM. From September 1995 until June 1999, Mr. Campanelli served as a Senior Vice President of RCM and our General Manager of Professional Engineering. Previously, Mr. Campanelli was a Senior Vice President of Operations and Marketing for Cataract, Inc., a business we acquired in August 1995. From the time he joined Cataract in 1988 until August 1995, Mr. Campanelli held the position of Northeast Regional Manager and Vice President of Operations.

Kevin D. Miller has served as our Chief Financial Officer, Secretary and Treasurer since October 2008. From July 1997 until September 2008, he was Senior Vice President of RCM. From 1996 until July 1997, Mr. Miller served as an Associate in the corporate finance department of Legg Mason Wood Walker, Incorporated. From 1995 to 1996, Mr. Miller was a business consultant for the Wharton Small Business Development Center. Mr. Miller previously served as a member of both the audit and corporate finance groups at Ernst & Young LLP.

Timothy Brandt has served as a Group Senior Vice President of RCM since October 2011.  From December, 2002 until joining RCM, Mr. Brandt held positions of increasing responsibility for Kforce and Pinkerton Computer Consultants (acquired by Kforce in 2006), ending his tenure in the position of Market President.  Mr. Brandt has 20 years of senior leadership experience in IT consulting and solutions including positions with FYI Systems, Paragon Computer Professionals and Computer Systems Development.  Mr. Brandt's professional experience started at Xerox Corporation, where he held positions in Sales, Sales Training and Sales Management over a 9 year period starting in 1984.

Michael Saks has served as Senior Vice President and General Manager of RCM’s Health Care Services Division since May 2007. From January 1994 until May 2007 he was the Vice President and GM of RCM Health Care. Prior to joining RCM, Mr. Saks served as a corporate executive at MS Executive Resources, MA Management and Group 4 Executive Search. Mr. Saks has over 30 years of executive management, sales and recruiting experience.

Danny A. White has served as Senior Vice President since 2003 and among other responsibilities, leads our Canadian Engineering Group.  From 1999 to 2003, Mr. White served as Vice President of Operations and General Manager.  Previously, Mr. White was a Vice President at the Fulcrum Group, a business the Company acquired in February 1999.  While at the Fulcrum Group, Mr. White also served as Engineering Division Manager and until his promotion to Vice President in 1997. Mr. White has over 35 years experience in the power industry.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table lists, for our fiscal years ended December 28, 2013 and December 29, 2012, cash and other compensation paid to, or accrued by us for Mr. Kopyt, who served as our chief executive officer throughout the fiscal year ended December 28, 2013, and the persons who, based upon total annual salary, annual incentive compensation and bonus, were our other two most highly compensated executives during that fiscal year. These individuals are sometimes referred to in this proxy as our “named executive officers.”

Name and Principal Position	Year	Salary	Non-Equity Incentive Plan Compensation	Equity Awards(1)	All Other Compensation(2)	Total

Leon Kopyt	2013	$730,000	$176,943	--	$42,519	$949,462
President and CEO	2012	$660,000	$133,599	$224,800	$41,001	$1,059,400

Rocco Campanelli	2013	$330,000	$204,375	--	$24,178	$558,553
Executive Vice President	2012	$300,000	$100,000	$196,700	$23,562	$620,262

Kevin D. Miller	2013	$370,000	$88,471	--	$43,587	$502,058
CFO, Treasurer and	2012	$330,000	$66,800	$196,700	$37,778	$631,278
Secretary

____________

(1)

These amounts are based upon the grant date fair value of the stock option awards and restricted share awards calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 718. The assumptions used in determining the amounts in the column are set forth in note 11 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 28, 2013 filed with the Commission.

(2)

This amount represents (i) premiums in the amount of $189 we paid in 2013 for life and disability insurance on each of the officers named in this table; (ii) premiums we paid during our 2013 for medical, dental and vision insurance on each of the officers named in this table as follows: Leon Kopyt: $17,861; Kevin Miller: $25,490; and Rocco Campanelli: $11,553; (iii) matching contributions in the amount of $625 that were made for the 2013 fiscal year for Leon Kopyt, Kevin Miller, and Rocco Campanelli, in accordance with RCM’s retirement savings plan adopted pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended; and (iv) the following approximated amounts for Company leased automobiles or monthly automobile allowances and related expenses: Leon Kopyt: $23,844, Kevin Miller: $15,552, and Rocco Campanelli: $12,000.

(3)	Mr. Kopyt served as President and CEO through February 28, 2014.

(4)	Mr. Campanelli became President and CEO on March 1, 2014.

During our 2013 and 2012 fiscal years, certain of the officers named in this table received personal benefits not reflected in the amounts of their respective annual salaries or bonuses. The dollar amount of these benefits did not, for any individual in any fiscal year, exceed $10,000.

Grants of Plan Based Awards

No options to purchase our common stock or restricted shares of common stock were granted to our named executive officers during our fiscal year ended December 28, 2013. We have never granted any stock appreciation rights. As discussed above, cash incentive plan compensation was paid to certain of our named executive officers during the fiscal year ended December 28, 2013.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding options to purchase shares of common stock as of December 28, 2013.

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options		Option Exercise	Option Expiration	Number of Shares or Units of Stock That Have	Market Value of Shares or Units of Stock That Have	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have
Name	Exercisable	Unexercisable	Price	Date	Not Vested(1)	Not Vested	Not Vested	Not Vested

Leon Kopyt	--	--	--	--	--	--	--	--

Rocco Campanelli	--	--	--	--	35,000	$243,250	--	--

Kevin D. Miller	--	--	--	--	35,000	$243,250	--	--

____________

(1)	Consists of restricted share units.

Compensation of Directors

Our employee directors do not receive any compensation for serving on our Board or its committees, other than the compensation they receive for serving as employees of RCM.

The Board of Directors has approved a compensation package for non-employee directors, which became effective in July 2009. Under the arrangement, each non-employee director receives a retainer fee of $36,000 (per year as compensation for service on the Board, except for Mr. Kopyt, who receives $5,000 per month for his service as Chairman of the Board, which payments commenced in March 2014 when he stepped down as President and Chief Executive Officer. In addition to the retainer fee, each eligible non-employee director is paid meeting attendance fees of $750 for each Board meeting and $300 for each Committee meeting in excess of four that is held on a date other than the date of a Board meeting.

All employee and non-employee directors also are eligible to receive equity awards. The Company issued 12,500 and 85,000 restricted stock units to directors in 2013 and 2012, respectively.

The following table lists cash and other compensation paid to, or accrued by us for, our Board of Directors for our fiscal year ended December 28, 2013.

Director Compensation Table

Name and Principal Position	Fees Earned Or Paid In Cash(1)	Equity Awards(2)	All Other Compensation	Total
Roger H. Ballou	$3,000	$43,438	--	$46,438
Maier O. Fein	$46,750	--	--	$46,750
Richard D. Machon(3)	$46,750	--	$43,373	$90,123
S. Gary Snodgrass	$46,750	--	--	$46,750
Bradley S. Vizi	$3,000	$43,438	--	$46,438
Robert B. Kerr(4)	$43,750	--	--	$43,750
Lawrence Needleman(4)	$43,000	--	--	$43,000

(1)	Fees earned or paid in cash include a special bonus of $10,000 for Mr. Fein, Mr. Kerr, Mr. Machon, Mr. Needleman and Mr. Snodgrass.

(2)

These amounts are based upon the grant date fair value of the option awards calculated in accordance with ASC Topic 718. The assumptions used in determining the amounts in the column are set forth in Note 11 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 28, 2013 filed with the Commission. As of December 28, 2013, each director has the following number of options outstanding: Maier O. Fein: 0; Robert B. Kerr: 0; Richard D. Machon: 0; S. Gary Snodgrass: 0.

(3)

Mr. Machon from time to time provides consulting services to the Company for clients of the Company through Mr. Machon’s company, Machon & Associates.  The Company paid Machon & Associates approximately $43,373 during fiscal 2013.

(4)	Mr. Kerr and Mr. Needleman served on our Board through December 5, 2013.

Leon Kopyt, the Company’s Chairman and former Chief Executive Officer, is not included in this table as he was an employee of the Company and thus received no compensation during fiscal 2013 for his services as director. The compensation received by Mr. Kopyt as employee of the Company is shown in the Summary Compensation Table on page 9.

Executive Severance Agreements with Kevin Miller and Rocco Campanelli

The Company is a party to Executive Severance Agreements (the “Executive Severance Agreements”) with Rocco Campanelli, the Company’s President and Chief Executive Officer, and Kevin Miller, the Company’s Chief Financial Officer, which set forth the terms and conditions of certain payments to be made by the Company to each executive in the event, while employed by the Company, such executive experiences (a) a termination of employment unrelated to a “Change in Control” (as defined therein) or (b) there occurs a Change in Control and either (i) the executive’s employment is terminated for a reason related to the Change in Control or (ii) the executive remains continuously employed with the Company for a specified period of time following the Change in Control (i.e., twelve months for Mr. Campanelli and three months for Mr. Miller).

Under the terms of the Executive Severance Agreements, if either (a) the executive is involuntarily terminated by the Company for any reason other than “Cause” (as defined therein), “Disability” (as defined therein) or death, or (b) the executive resigns for “Good Reason” (as defined therein), and, in each case, the termination is not a “Termination Related to a Change in Control” (as defined below), the executive will receive the following severance payments: (i) an amount equal to 1.5 times the sum of (a) the executive’s annual base salary as in effect immediately prior to the termination date (before taking into account any reduction that constitutes Good Reason) (“Annual Base Salary”) and (b) the highest annual bonus paid to the executive in any of the three fiscal years immediately preceding the executive’s termination date (“Bonus”), to be paid in installments over the twelve month period following the executive’s termination date; and (ii) for a period of eighteen months following the executive’s termination date, a monthly payment equal to the monthly COBRA premium that the executive is required to pay to continue medical, vision, and dental coverage, for himself and, where applicable, his spouse and eligible dependents.

Notwithstanding the above, if the executive has a termination as described above and can reasonably demonstrate that such termination would constitute a Termination Related to a Change in Control, and a Change in Control occurs within 120 days following the executive’s termination date, the executive will be entitled to receive the payments set forth below for a Termination Related to a Change in Control, less any amounts already paid to the executive, upon consummation of the Change in Control.

Under the terms of the Executive Severance Agreements, if a Change in Control occurs and (a) the executive experiences a Termination Related to a Change in Control on account of (i) an involuntary termination by the Company for any reason other than Cause, death, or Disability, (ii) an involuntary termination by the Company within a specified period of time following a Change in Control (i.e., twelve months for Mr. Campanelli and three months for Mr. Miller) on account of Disability or death, or (iii) a resignation by the executive with Good Reason; or (b) a resignation by the executive, with or without Good Reason, which results in a termination date that is the last day of the specified period (i.e., twelve months for Mr. Campanelli and three months for Mr. Miller) following a Change in Control, then the executive will receive the following severance payments: (1) a lump sum payment equal to two times the sum of the executive’s (a) Annual Base Salary and (b) Bonus; and (2) a lump sum payment equal to twenty-four multiplied by the monthly COBRA premium cost, as in effect immediately prior to the executive’s termination date, for the executive to continue medical, dental and vision coverage, as applicable, in such Company plans for himself and, if applicable, his spouse and eligible dependents.

The Executive Severance Agreements provide that if the executive remains continuously employed for a specified period of time following a Change in Control (i.e., twelve months for Mr. Campanelli and three months for Mr. Miller) and is employed by the Company on the last day of such specified period, the executive will receive a lump sum payment equal to two times the sum of the executive’s (a) Annual Base Salary and (b) Bonus (the “Change in Control Payment”). If the executive receives the Change in Control Payment, the executive will not be eligible to receive any severance payments under his Executive Severance Agreement.

Separation Agreement with Leon Kopyt

On January 22, 2014, the Company and Mr. Kopyt entered into a Separation Agreement and General Release (the “Separation Agreement”) in connection with his retirement as our President and Chief Executive Officer, effective as of February 28, 2014.

Under the Separation Agreement, Mr. Kopyt received a cash severance payment of approximately $2.6 million, less applicable deductions and withholdings, to be paid to Mr. Kopyt in a single lump sum following the end of the six-month period from his retirement date. The Separation Agreement also contains mutual releases and other provisions customary to such agreements.

Prior to entering into the Separation Agreement, Mr. Kopyt and the Company were party to an Employment Agreement, Termination Benefits Agreement and Severance Agreement, all of which terminated upon execution of the Separation Agreement.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

We believe that, during our fiscal year ended December 28, 2013, our executive officers and directors made all required filings under Section 16(a) of the Securities Exchange Act on a timely basis. Our belief is based solely on:

●	our review of copies of forms filed pursuant to Section 16(a) and submitted to us during and with respect to our fiscal year ended December 28, 2013 and

●

representations from the Company’s directors, executive officers and beneficial owners of more than 10% of our Common Stock that they have complied with all Section 16(a) filing requirements with respect to 2013.

BOARD MEETINGS AND COMMITTEES

Our Board of Directors has a Nominating and Corporate Governance Committee, an Audit Committee and a Compensation Committee. The committees report their actions to the full Board at the Board’s next regular meeting. The following table shows on which of our Board’s committees each of our directors served.

Our Board of Directors held five meetings in the fiscal year ended December 28, 2013. The Company does not have a specific written policy with regard to attendance of directors at our annual meetings of stockholders, although board member attendance is strongly encouraged. Each of our six directors attended at least 75% of the total number of meetings held by the Board and all committees on which the director served. At each meeting of the Board of Directors, there was an executive session attended only by the Independent Directors.

Committee
Board Member	Audit	Compensation	Nominating & Corporate Governance
Leon Kopyt
Roger H. Ballou	X		X
Maier O. Fein	X	X	X
Richard D. Machon			X
S. Gary Snodgrass	X	X	X
Bradley S. Vizi		X	X

General Duties of Each Committee

The general duties of each committee are as follows:

Audit Committee

The Board of Directors has adopted a written Audit Committee Charter. A copy of the Audit Committee Charter is posted on our website under "Investors - Corporate Governance."

●	Reviews our financial and accounting practices, controls and results, reviews the scope and services of our auditors and appoints our independent auditors.

●	Met four times during our fiscal year ended December 28, 2013.

●	See “Report of the Audit Committee” below.

●	Review and approve related parties transactions.

Compensation Committee

●	Determines the compensation of our officers and employees.

●	Administers our stock option plans.

●	Met two times during our fiscal year ended December 28, 2013.

●	See “Compensation Committee Report” above.

Nominating and Corporate Governance Committee

The Board of Directors has adopted a written Nominating and Corporate Governance Committee Charter. A copy of the Nominating and Corporate Governance Committee Charter is posted on our website under "Investors - Corporate Governance."

●	Oversees the Board’s review and consideration of shareholder recommendations for Director candidates.

●	Oversees the Board's annual self-evaluation.

●	Met two times during our fiscal year ended December 28, 2013.

Independence of Committees

The Board of Directors has determined each member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee of the Board meets the independence requirements applicable to members of those committees as prescribed by the NASDAQ Stock Market, LLC, the Commission and the Internal Revenue Service. The Board of Directors has further determined that S. Gary Snodgrass, Chair of the Audit Committee, is an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K promulgated by the Commission.

Director Nominations

The Nominating and Corporate Governance Committee’s charter does not include formal requirements for the nominating process. The Nominating and Corporate Governance Committee believes that candidates for director should meet certain minimum qualifications, including being able to read and understand financial statements, having substantial business experience, having high moral character and personal integrity, and having sufficient time to attend to their duties and responsibilities to RCM. Exceptional candidates who do not meet all of these criteria may still be considered. The Nominating and Corporate Governance Committee will also consider the potential director’s independence, whether the member would be considered an “Audit Committee Financial Expert” as described in the applicable SEC standards, and the diversity that the potential director would add to the Board of Directors in terms of gender, ethnic background, and professional experience. With respect to their consideration of diversity of background, the Nominating and Corporate Governance Committee does not have a formal policy of assessing diversity with respect to any particular qualities or attributes.

The Nominating and Corporate Governance Committee identifies potential candidates through its members’ networks of contacts, by soliciting recommendations from other directors or executive officers, major stockholders and, as appropriate, engaging search firms to identify and screen suitable director nominees. After the Nominating and Corporate Governance Committee has identified a potential candidate, publicly available information about the person is collected and reviewed. If the Nominating and Corporate Governance Committee decides to further pursue the potential candidate after this initial review, contact is made with the person. If the potential candidate expresses a willingness to serve on the Board of Directors, interviews are conducted with the potential candidate and additional information is requested. Candidates are chosen by a majority vote of the members of the Nominating and Corporate Governance Committee for recommendation to the Board of Directors.

The Nominating and Corporate Governance Committee will consider stockholder recommendations for director candidates on the same basis as other candidates, provided that the following procedures are followed in submitting recommendations. All such stockholder recommendations should be submitted in writing to the attention of Kevin D. Miller, Secretary, RCM Technologies, Inc., 2500 McClellan Avenue, Suite 350, Pennsauken, New Jersey 08109 no earlier than August 6, 2015 and no later than September 5, 2015 and should be accompanied by (i) the potential candidate’s five-year employment history with employer names and a description of the employer’s business, the candidate’s experience with financial statements, and the candidate’s other board membership(s); (ii) a written consent of the director candidate to stand for election if nominated by the Nominating and Corporate Governance Committee and approved by the Board of Directors, and to serve if elected by the stockholders; and (iii) proof of ownership of RCM’s common stock by the person submitting the recommendation.

Communications with the Board

Stockholders may send communications to the Board of Directors in writing, addressed to the full Board of Directors, individual directors or a specific committee of the Board of Directors, in care of Kevin D. Miller, Secretary, RCM Technologies, Inc., 2500 McClellan Avenue, Suite 350, Pennsauken, New Jersey 08109. In general, all stockholder communications sent to our Secretary for forwarding to the Board of Directors or to specified Board members will be forwarded in accordance with the sender’s instructions. However, our Secretary reserves the right not to forward any personally abusive, threatening or otherwise inappropriate materials.

PROPOSAL 2
___________________________________________

APPROVAL OF RCM TECHNOLOGIES, INC.

2014 OMNIBUS EQUITY COMPENSATION PLAN

The Proposal

On September 30, 2014, our Board adopted, subject to stockholder approval at the 2014 Annual Meeting, the RCM Technologies, Inc. 2014 Omnibus Equity Compensation Plan (the “2014 Plan”). Our Board has directed that the proposal to approve the 2014 Plan be submitted to our stockholders for their approval at the 2014 Annual Meeting. Also, stockholder approval is being sought (i) so that the compensation attributable to grants under the 2014 Plan may qualify for an exemption from the $1,000,000 deduction limit under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) (see discussion of “Federal Income Tax Consequences of the 2014 Plan” below), (ii) in order for incentive stock options to meet the requirements of the Code, and (iii) in order to meet the listing requirements of Nasdaq.

Our Board believes that the approval of the 2014 Plan by our stockholders will further our compensation structure and strategy. The Board believes that our ability to attract, retain and motivate top quality management and employees, consultants, advisors and non-employee directors is material to our success and would be enhanced by our ability to grant equity compensation under the 2014 Plan. In addition, our Board believes that our interests and the interests of our stockholders will be advanced if we can offer our employees, consultants, advisors and non-employee directors the opportunity to acquire or increase their proprietary interest in us.

The 2014 Stock Plan is intended as a successor plan to our 2007 Omnibus Equity Compensation Plan (the “2007 Plan”) since no further grants will be made under the 2007 Plan if our stockholders approve the 2014 Plan. As of October 17, 2014, under the 2007 Plan there were outstanding (i) options to purchase an aggregate of 87,400 shares of our common stock and (ii) stock unit awards representing an aggregate of 300,000 shares of our common stock. In addition, under the 2007 Plan, excluding shares subject to outstanding options and stock unit awards as of October 17, 2014, 19,100 shares of common stock were available for issuance as stock options or stock appreciation rights and no shares of common stock were available for issuance pursuant to other types of equity awards under the 2007 Plan. The 2007 Plan is scheduled to terminate on June 14, 2017; however, if the 2014 Plan is approved by our stockholders at the 2014 Annual Meeting, no further grants will be made under the 2007 Plan on or after the effective date of the 2014 Plan. Information on grants outstanding under our other equity compensation plans as of October 17, 2014 is provided on page 26 of this proxy statement. No grants have been made under the 2007 Plan subsequent to May 16, 2014, and there will be no further grants under the 2007 Plan through the date of the 2014 Annual Meeting.

The material terms of the 2014 Plan are summarized below. This summary of the 2014 Plan is not intended to be a complete description of the 2014 Plan, and is qualified in its entirety by the actual text of the 2014 Plan to which reference is made, which is attached to this proxy statement as Annex A.

Material Features of the 2014 Plan

General. The 2014 Plan provides that grants may be made in any of the following forms:

●	Incentive stock options
●	Nonqualified stock options
●	Stock appreciation rights (“SARs”)
●	Stock units
●	Stock awards
●	Dividend equivalents
●	Other stock-based awards

Subject to adjustment in certain circumstances as described below, the aggregate number of shares of common stock that may be granted or transferred under the 2014 Plan is the sum of (i) 625,000 shares, (ii) the number of shares subject to outstanding options granted under the 2007 Plan and outstanding on October 17, 2014, to the extent that such options terminate, expire, or are cancelled, forfeited, exchanged, or surrendered without having been exercised, and (iii) the number of shares subject to stock unit awards granted under the 2007 Plan and outstanding on October 17, 2014, to the extent that such stock unit awards are forfeited, terminated or otherwise not paid in full, (the “Plan Limit”); provided, that, the Plan Limit shall not include (x) for purposes of clause (ii), shares subject to such outstanding options to the extent that such shares are withheld or surrendered for payment of taxes or the exercise price of any such outstanding option; and (y) for purposes of clause (iii), shares subject to such outstanding stock unit awards to the extent that such shares are withheld or surrendered for payment of taxes. As of October 17, 2014, under the 2007 Plan there were outstanding (i) options to purchase an aggregate of 87,400 shares of our common stock and (ii) stock unit awards representing an aggregate of 300,000 shares of our common stock. The shares of common stock that are granted or transferred under the 2014 Plan may be authorized but unissued shares of our common stock or reacquired shares of our common stock, including shares of our common stock purchased by us on the open market for purposes of the 2014 Plan.

The maximum aggregate number of shares of common stock that may be granted pursuant to all grants to any individual under the 2014 Plan during any calendar year is 300,000 shares, subject to adjustment in certain circumstances as described below. The maximum aggregate number of shares of our common stock that may be granted pursuant to stock options and SAR grants to any individual under the 2014 Plan during any calendar year is 300,000 shares, subject to adjustment in certain circumstances as described below. The maximum aggregate number of shares of our common stock that may be granted pursuant to stock units, stock awards, and other stock-based awards that are intended to be qualified performance-based compensation under Section 162(m) of the Code to any individual during any calendar year is 300,000 shares, subject to adjustment in certain circumstances as described below. These individual share limits apply regardless of whether grants are to be paid in shares or cash.

No individual may accrue dividend equivalent rights intended to be qualified performance-based compensation under Section 162(m) of the Code during any calendar year in excess of $250,000.

If and to the extent options and SARs granted under the 2014 Plan terminate, expire or are cancelled, forfeited, exchanged or surrendered without being exercised or if any stock units, stock awards, dividend equivalents or other stock-bonus awards granted under the 2014 Plan are forfeited, terminated, or otherwise not paid in full, the shares subject to such grants will become available again for issuance under the 2014 Plan. However, shares of our common stock surrendered in payment of the exercise price of an option and shares withheld or surrendered for payment of taxes, will not be available for re-issuance under the 2014 Plan. Additionally, if SARs are exercised, the full number of shares subject to the SARs will be considered issued under the 2014 Plan, without regard to the number of shares issued upon settlement of the SARs and without regard to any cash settlement of the SARs. To the extent that other grants are to be paid in cash, and not in shares of our common stock, such grants will not count against the share limits set forth above.

If approved by the stockholders, the 2014 Plan will become effective on December 4, 2014.

Administration. The 2014 Plan is administered and interpreted by our Compensation Committee, but the Board may appoint another committee to administer the 2014 Plan, (the “Committee”). The Committee has the sole authority to (i) determine the individuals to whom grants will be made under the 2014 Plan; (ii) determine the type, size, and terms of the grants; (iii) determine the time when grants will be made and the duration of any exercise, vesting, or restriction period relating to the grants, including the criteria for exercisability, vesting, and lapse of any restriction period, and the acceleration of exercisability, vesting, and lapse of a restriction period; (iv) amend the terms and conditions of any previously issued grant, subject to the limitations described below; and (v) deal with any other matters arising under the 2014 Plan. The Committee presently consists of Messrs. Fein, Snodgrass and Vizi, each of whom is a non-employee director of RCM. Our Board may ratify and approve any grants as it deems appropriate and has the authority to administer the 2014 Plan. Day-to-day administrative functions of the 2014 Plan may be performed by our employees, as approved by the Committee.

Eligibility for Participation. All of our employees and the employees of our subsidiaries, including employees who are officers or employees who are members of our Board, are eligible to receive grants under the 2014 Plan. Also, all members of our Board, as well as members of the board of directors of our subsidiaries, who are not employees are eligible to receive grants under the 2014 Plan and our consultants and advisors, as well as consultants and advisors of our subsidiaries, are eligible to receive grants under the 2014 Plan. As of October 17, 2014, approximately 1,800 employees, 6 non-employee directors and 300 consultants and advisors are eligible for grants under the 2014 Plan.

Types of Awards.

Stock Options

The Committee may grant options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code (“ISOs”) or “nonqualified stock options” that are not intended to so qualify (“NQSOs”) or any combination of ISOs and NQSOs. The aggregate number of shares of common stock that may be issued under the Plan as ISOs is 625,000 shares, and all shares issued under the Plan as ISOs shall count against the Plan Limit.

The Committee will fix the exercise price per share of options on the date of grant. The exercise price of options granted under the 2014 Plan will be equal to or greater than the last reported sale price of the underlying shares of our common stock on the date of grant (or, if there were no trades on that date, the immediately preceding date upon which a sale was reported). However, if an ISO is granted to an employee who holds more than 10% of the total combined voting power of all classes of our outstanding stock, the exercise price per share of an ISO granted to such person must be at least 110% of the last reported sale price of a share of our common stock on the date of grant.

The Committee will determine the term of each option, which will not exceed ten years from the date of grant; however, if an ISO is granted to an employee who holds more than 10% of the combined voting power of all classes of our outstanding stock, the term of the ISO may not exceed five years from the date of grant. To the extent that the aggregate fair market value of shares of our common stock, determined on the date of grant, with respect to which ISOs become exercisable for the first time by a participant during any calendar year exceeds $100,000, such ISOs will be treated as NQSOs. The period for when any option may first become exercisable will be determined by the Committee at the time of grant, which period will be for a minimum of one year from the date of grant. The Committee may accelerate the exercisability of any option at any time for any reason.

The 2014 Plan provides that, unless otherwise provided in the grant letter, an option may only exercised while the participant is employed by, or providing service to, us or one of our subsidiaries. The Committee will specify in the grant letter the circumstances, if any, and time periods, if any, a participant may exercise an option after termination of employment or service.

A participant may exercise an option by delivering a notice of exercise to us. The participant will pay the exercise price: (i) in cash or by certified or cashier’s check; (ii) subject to any restrictions imposed by the Committee, by delivering shares of our common stock already owned by the participant and having a fair market value on the date of exercise at least equal to the exercise price or by attestation to ownership of shares of our common stock having a fair market value on the date of exercise at least equal to the exercise price; (iii) by payment through a broker in accordance with the procedures permitted by Regulation T of the Federal Reserve Board; (iv) with the approval by the Committee, by net exercise, which is the surrender of shares for which the option is exercisable in exchange for a distribution of shares of our common stock equal to the amount by which the fair market value of the shares subject to the exercised options exceeds the applicable exercise price; (v) any combination of clauses (i), (ii), (iii), or (iv); or (vi) by such other method as the Committee may approve, to the extent permitted by applicable law.

SARs

The Committee may grant SARs in connection with, or independently of, any option granted under the 2014 Plan. Upon exercise of a SAR, the participant will receive an amount equal to the excess of the fair market value of our common stock on the date of exercise over the base amount for the SAR. The base amount will be equal to, or greater than, the last reported sale price of a share of our common stock on the date of grant of the SAR (or, if there were no trades on that date, the immediately preceding date upon which a sale was reported). Payment will be made in cash, shares of our common stock or a combination of the two in such proportion as the Committee determines.

The Committee will determine the terms and conditions of SARs, including the period for when SARs may first become exercisable, which period will be a minimum of one year from the date of grant. The Committee may accelerate the exercisability of any SARs. The Committee will determine in the grant letter under what circumstances a participant may retain a SAR after termination of employment or service, and the circumstances under which SARs may be forfeited.

Stock Units

The Committee may grant stock units, which provide the participant with the right to receive shares of our common stock or an amount based on the value of a share of our common stock at a future date. The Committee will determine the number of units that will be granted and the terms and conditions applicable to the stock units, including the vesting conditions for the stock units and the circumstances, if any, under which a participant may retain stock units after termination of employment. The vesting period for any stock unit that is based solely upon a continuing employment or service relationship with us will be a minimum of one year from the date of grant, and the vesting period for any stock unit that is based upon performance criteria will be based upon performance over a minimum period of one year. The Committee may accelerate the vesting of any or all outstanding stock units at any time for any reason. Stock units may be paid at the end of a specified period or deferred to a date authorized by the Committee in accordance with the deferral requirements set forth in Section 409A of the Code. If a stock unit becomes distributable, it will be paid to the participant in cash, in shares of our common stock, or in a combination of cash and shares of our common stock, as determined by the Committee.

Stock Awards

The Committee may provide shares of our common stock under a stock award to any participant for consideration or no consideration, and subject to such restrictions, if any, as determined by the Committee. The Committee may establish conditions under which restrictions on stock awards lapse over a period of time or according to such other criteria (including restrictions based on the achievement of specific performance goals) as the Committee deems appropriate. The period of time that a stock award remains subject to restrictions is referred to below as the “restriction period.” The restriction period for any stock award that is based solely upon a continuing employment or service relationship with us will be a minimum of one year from the date of grant, and the restriction period for any stock award that is based upon performance criteria will be based upon performance over a minimum period of one year. The Committee may accelerate the vesting of any or all outstanding stock awards at any time for any reason.

Unless the Committee determines otherwise, during the restriction period, the participant will have the right to vote the shares of common stock subject to the stock award and to receive any dividends or other distributions paid on such shares, subject to any restrictions determined appropriate by the Committee, including, without limitation, the achievement of specific performance goals. The participant cannot sell or otherwise dispose of shares of common stock during the restriction period. Subject to exceptions as the Committee deems appropriate, if a participant ceases to be employed by, or providing service to, us or our subsidiaries during the restriction period, or if other specified conditions are not met, the stock award will terminate as to all shares covered by the grant as to which restrictions have not lapsed.

 Dividend Equivalents

The Committee may grant dividend equivalents with respect to stock units and other stock-based awards under such terms and conditions as determined by the Committee. Dividend equivalents may be paid to participants currently or may be deferred, consistent with Section 409A of the Code. Dividend equivalents may be accrued as a cash obligation or may be converted into stock units, as determined by the Committee. Dividend equivalents will not accrue interest, unless decided otherwise by the Committee. Dividend equivalents may be paid in cash or shares of our common stock, or a combination of the two, as determined by the Committee.

Other Stock-Based Awards

The Committee may grant other stock-based awards that are awards (other than ISOs, NQSOs, SARs, stock awards, stock units or dividend equivalents) that are based on, measured by or payable in shares of our common stock to any participant, on such terms and conditions as the Committee shall determine (“Other Stock-Based Awards”). These Other Stock-Based Awards may be awarded subject to the achievement of performance goals or other conditions and are payable in cash, our common stock or any combination of cash and common stock. The terms and conditions for these Other Stock-Based Awards will be determined by the Committee. The vesting period for any Other Stock-Based Award that is based solely upon a continuing employment or service relationship with us will be a minimum of one year from the date of grant, and the vesting period for any Other Stock-Based Award that is based upon performance criteria will be based upon performance over a minimum period of one year. The Committee may accelerate the vesting of any or all outstanding Other Stock-Based Awards at any time for any reason.

Qualified Performance-Based Compensation.

Under the 2014 Plan, the Committee may structure stock awards, stock units, dividend equivalents or Other Stock-Based Awards as “qualified performance-based compensation,” thereby preserving the deductibility of the compensation expense relating to these awards under Section 162(m) of the Code.

The 2014 Plan provides that when stock awards, stock units, dividend equivalents and Other Stock-Based Awards intended to constitute “qualified performance-based compensation” are granted, the Committee will establish in writing (i) the objective performance goals that must be met, (ii) the performance period during which the performance goals must be met, (iii) the threshold, target and maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions that the Committee deems appropriate and consistent with the 2014 Plan and Section 162(m) of the Code, including the employment requirements and payment terms. The performance goals may relate to the employee’s business unit or our performance, a subsidiaries performance, or our and our subsidiaries performance as a whole, or any combination of the foregoing. The Committee will use objectively determinable performance goals based on one or more of the following criteria: common stock price, earnings per share of common stock, net earnings, operating earnings, return on assets, stockholder return, return on equity, growth in assets, unit volume, sales, gross profit, market share, or strategic business criteria consisting of one or more objectives based on meeting specific revenue goals, market penetration goals, geographic business expansion goals, cost goals, or goals relating to acquisitions or divestitures. The performance goals need not be uniform among participants.

The Committee will establish the performance goals in writing either before the beginning of the performance period or during a period ending no later than the earlier of (i) 90 days after the beginning of the performance period or (ii) the date on which 25% of the performance period has been completed, or such other date as may be required or permitted under applicable regulations under section 162(m) of the Code. The performance goals will satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee will not have discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals, but the Committee may reduce the amount of compensation that is payable upon achievement of the designated performance goals.

The Committee will certify and announce the results for each performance period to all participants following the announcement of our financial results for the performance period. If and to the extent that the Committee does not certify that the performance goals have been met, the grants of stock awards, stock units, dividend equivalents or Other Stock-Based Awards for the performance period will be forfeited or will not be made, as applicable. Any grants that are to be paid as a result of achievement of performance goals shall be paid as specified in the grant letter.

Deferrals. The 2014 Plan provides that the Committee may permit or require participants to defer receipt of the payment of cash or the delivery of shares of our common stock that would otherwise be due to the participant in connection with any grant of stock units, dividend equivalents or Other Stock-Based Awards under the 2014 Plan. The Committee will establish the rules and procedures applicable to any such deferrals and may provide for interest or other earnings to be paid on such deferrals.

Adjustment Provisions. If there is any change in the number or kind of shares of our common stock outstanding by reason of (i) a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) a merger, reorganization or consolidation, (iii) a reclassification or change in par value, or (iv) any other extraordinary or unusual event affecting the outstanding shares of our common stock as a class without our receipt of consideration, or if the value of outstanding shares of our common stock is substantially reduced as a result of a spinoff or our payment of an extraordinary dividend or distribution, the maximum number of shares of our common stock available for issuance under the 2014 Plan, the maximum number of shares of our common stock for which any individual may receive grants in any year as described above, the kind and number of shares covered by outstanding grants, the kind and number of shares issued or transferred and to be issued or transferred under the 2014 Plan, and the price per share or the applicable market value of such grants will be equitably adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, the issued shares of our common stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the 2014 Plan and such outstanding grants. Any fractional shares resulting from such adjustment will be eliminated. In addition, in the event of a change in control, the provisions applicable to a change in control, described below, will apply.

Change in Control. Upon a change in control where we are not the surviving corporation (or survive only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding options and SARs that are not exercised will be assumed by, or replaced with comparable options or rights by, the surviving corporation (or a parent or subsidiary of the surviving corporation), and other outstanding grants will be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation). Notwithstanding the immediately preceding sentence, if, in connection with such change in control, any outstanding options and SARs are not assumed by, or replaced with comparable options or rights by, the surviving corporation (or a parent or subsidiary of the surviving corporation), and any other outstanding grants are not converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation), then upon such change in control (x) all such outstanding options and SARs that are not assumed or replaced will accelerate and become fully exercisable, (y) the restrictions and conditions on all such outstanding stock awards that are not converted to similar grants will fully lapse and (z) all such outstanding stock units, dividend equivalents and Other Stock-Based Awards that are not converted to similar grants will be fully vested.

If, upon a change in control, a participant’s grant is assumed (as described above) and if, within the two year period following the occurrence of such change in control, such participant ceases to be employed by, or providing service to, the surviving corporation (or a parent or subsidiary of the surviving corporation) on account of a termination by the surviving corporation (or a parent or subsidiary of the surviving corporation) for any reason other than on account of cause, death or disability, then as of the date of such participant’s termination of employment or service all of such participant’s then outstanding (i) options and SARs will automatically accelerate and become fully exercisable, (ii) stock awards will have all restrictions and conditions immediately lapse and (iii) stock units, dividend equivalents and Other Stock-Based Awards will be fully vested.

Notwithstanding the foregoing, in the event of a change in control, the Committee may take any of the following actions with respect to any or all outstanding grants: the Committee may (i) determine that outstanding options and SARs will accelerate and become fully exercisable, in whole or part; (ii) determine that the restrictions and conditions on outstanding stock awards will lapse, in whole or part; (iii) determine that outstanding stock units, dividend equivalents and Other Stock-Based Awards will be fully vested, in whole or part; (iv) require that participants surrender their outstanding options and SARs in exchange for a payment by us, in cash or our common stock as determined by the Committee, in an amount equal to the amount by which the then fair market value of the shares of our common stock subject to the participant’s unexercised options and SARs exceeds the exercise price of the options or the base amount of the SARs, as applicable; (v) after giving participants an opportunity to exercise their outstanding options and SARs, terminate any or all unexercised options and SARs at such time as the Committee deems appropriate or (vi) determine that participants will receive a payment in settlement of outstanding stock awards, stock units, dividend equivalents or any Other Stock-Based Awards, if permitted under section 409A of the Code. Such surrender, termination or payment will take place as of the date of the change in control or such other date as the Committee may specify. Without limiting the foregoing, if the per share fair market value of our common stock equals or is less than the per share exercise price or base amount, as applicable, we will not be required to make any payment to the participant upon surrender of the option or SAR.

The Committee may provide in a grant letter or any incentive, employee benefit, severance or change in control or similar plan of RCM, or any employment, severance, termination or similar agreement with any person who is a participant in the 2014 Plan, that a sale, divestiture, disposition or other transaction involving a subsidiary or division, group or business unit of RCM or a subsidiary will be considered a change in control for purposes of such grant, or the Committee may establish other provisions that will be applicable in the event of a specified transaction.

For purposes of the 2014 Plan, a change in control will generally be deemed to have occurred if one or the following events occurs:

●

the consummation of a merger, consolidation or reorganization approved by our stockholders, unless securities representing more than fifty percent of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially own our outstanding voting securities immediately prior to such transaction;

●	the consummation of the sale or other disposition of all, or substantially all, of our assets;

●

the consummation of any single transaction, or series of related transactions in a twelve month period ending on the date of the initial transaction, pursuant to which any person or any group of persons comprising a “group” becomes directly or indirectly the beneficial owner of more than fifty percent of the total combined voting power of our securities outstanding immediately after the consummation of such transaction or series of related transactions; or

●

during any twelve month period, the date on which individuals who at the beginning of such period constitute our Board cease for any reason to constitute at least a majority of our Board, unless each new director was approved by a vote of at least a majority of the directors then still on our Board at the beginning of such period.

The Committee may modify the definition of change in control for a particular grant as the Committee deems appropriate to comply with Section 409A of the Code.

Transferability of Grants. Generally, only the participant may exercise rights under a grant during the participant’s lifetime. A participant may not transfer those rights except by will or the laws of descent and distribution. However, if permitted by the Committee, a participant may transfer a grant other than an ISO pursuant to a domestic relations order. The Committee may also provide, in a grant letter, that a participant may transfer NQSOs to his or her family members, or one or more trusts or other entities for the benefit of or owned by such family members, consistent with applicable securities laws, according to such terms as the Committee may determine.

Company Policies. All grants under the 2014 Plan are subject to any applicable clawback or recoupment policies, share trading policies, and any other policies implemented by our Board or the Committee, as in effect from time to time.

Participants Outside of the United States. If any individual who receives a grant under the 2014 Plan is subject to taxation in a country other than the United States, the Committee may make the grant on such terms and conditions as the Committee deems appropriate to comply with the laws of the applicable country, and otherwise may take specified actions as may be necessary or appropriate to comply with such laws.

No Repricing of Stock Options/SARs. Without prior stockholder approval, the Committee will not (i) implement any cancellation/regrant program pursuant to which outstanding options or SARs under the 2014 Plan are cancelled and new options or SARs are granted in replacement with a lower exercise price per share, (ii) cancel outstanding options or SARs under the 2014 Plan with exercise or base prices per share in excess of the then current fair market value per share of our common stock for consideration payable in cash, equity securities or in the form of any other award under the 2014 Plan, except in connection with a change in control, or (iii) otherwise directly reduce the exercise price for outstanding options and SARs under the 2014 Plan.

Amendment and Termination of the 2014 Plan. Our Board may amend or terminate the 2014 Plan at any time, subject to stockholder approval if such approval is required under the Code or any applicable laws or stock exchange requirements. The 2014 Plan will terminate on the day immediately preceding the tenth anniversary of the effective date of the 2014 Plan, unless the 2014 Plan is terminated earlier by our Board or is extended by our Board with stockholder consent.

Stockholder Approval for Qualified Performance-Based Compensation. If stock awards, stock units, dividend equivalents or Other Stock-Based Awards are to be granted as qualified performance-based compensation under Section 162(m) of the Code, the qualified performance-based compensation provisions of the 2014 Plan must be re-approved by our stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which our stockholders previously approved such provisions.

Grants Under the 2014 Plan. No grants have been awarded under the 2014 Plan and it is currently not possible to predict the number of shares of common stock that will be granted or who will receive grants under the 2014 Plan if the stockholders approve the 2014 Plan at the Meeting.

The last reported sale price of a share of our common stock on October 17, 2014, was $7.39 per share.

Federal Income Tax Consequences of the 2014 Plan

The federal income tax consequences of grants under the 2014 Plan will depend on the type of grant. The following description provides only a general description of the application of federal income tax laws to grants under the 2014 Plan. This discussion is intended for the information of stockholders considering how to vote at the 2014 Annual Meeting and not as tax guidance to participants, as the consequences may vary depending on the types of grants made, the identity of the participants and the method of payment or settlement. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws.

From the participant’s standpoint, as a general rule, ordinary income will be recognized at the time of delivery of shares of common stock or payment of cash under the 2014 Plan. Future appreciation on shares of common stock held after the ordinary income recognition event will be taxable as capital gain when the shares of common stock are sold. The tax rate applicable to capital gain will depend upon how long the participant holds the shares. We, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the participant, and we will not be entitled to any tax deduction with respect to capital gain income recognized by the participant.

Exceptions to these general rules arise under the following circumstances:

●

If shares of our common stock, when delivered, are subject to a substantial risk of forfeiture by reason of any employment or performance-related condition, ordinary income taxation and our tax deduction will be delayed until the risk of forfeiture lapses, unless the participant makes a special election to accelerate taxation under section 83(b) of the Code.

●

If an employee exercises an option that qualifies as an ISO, no ordinary income will be recognized, and we will not be entitled to any tax deduction, if shares of our common stock acquired upon exercise of the option are held until the later of (A) one year from the date of exercise and (B) two years from the date of grant. However, if the employee disposes of the shares acquired upon exercise of an ISO before satisfying both holding period requirements, the employee will recognize ordinary income to the extent of the difference between the fair market value of the shares on the date of exercise (or the amount realized on the disposition, if less) and the exercise price, and we will be entitled to a tax deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income will be long-term or short-term capital gain, depending upon the length of time the employee held the shares before the disposition.

●

A grant may be subject to a 20% penalty tax, in addition to ordinary income tax, at the time the grant becomes vested, plus interest, if the grant constitutes deferred compensation under Section 409A of the Code and the requirements of Section 409A of the Code are not satisfied.

Section 162(m) of the Code generally disallows a publicly-held corporation’s tax deduction for compensation paid to its chief executive officer and certain other officers in excess of $1,000,000 in any year. Qualified performance-based compensation is excluded from the $1,000,000 deductibility limit, and therefore remains fully deductible by the corporation that pays it. We intend that options and SARs granted under the 2014 Plan will be qualified performance-based compensation. Stock units, stock awards, dividend equivalents, and Other Stock-Based Awards granted under the 2014 Plan may be designated as qualified performance-based compensation if the Committee conditions such grants on the achievement of specific performance goals in accordance with the requirements of Section 162(m) of the Code.

We have the right to require that participants pay to us an amount necessary for us to satisfy our federal, state, or local tax withholding obligations with respect to grants. We may withhold from other amounts payable to a participant an amount necessary to satisfy these obligations. The Committee may determine that a participant may satisfy such withholding obligation with respect to grants paid in shares of our common stock by having shares withheld, at the time the grants become taxable, provided that the number of shares withheld does not exceed the individual’s minimum applicable withholding tax rate for federal, state and local tax liabilities. The Committee may, in its discretion, permit a participant to use previously acquired shares of our common stock to satisfy any federal, state, or local tax withholding obligations with respect to grants paid in shares of our common stock.

YOUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE RCM TECHNOLOGIES, INC. 2014 OMNIBUS EQUITY COMPENSATION PLAN.

SECURITIES AUTHORIZED FOR ISSUANCE
UNDER OUR EQUITY COMPENSATION PLANS

The following table provides information as of October 17, 2014 about our 1996 Executive Stock Option Plan (the “1996 Plan”), 2000 Employee Stock Incentive Plan (“2000 Plan”), 2007 Omnibus Equity Compensation Plan (“2007 Plan”), and 2001 Employee Stock Purchase Plan, which are our only equity compensation plans under which stock options and other equity grants are currently outstanding. Each of these plans was approved previously by our stockholders. The table below does not include the 2014 Plan.

Equity Compensation Plan Information

Plan Category	Number of Securities to be issued upon exercise of outstanding options(1)	Weighted-average exercise price of outstanding options(2)	Number of securities remaining available for future issuance under equity compensation plans (3)
Equity compensation plans approved by security holders	515,571	$5.56	19,100
Equity compensation plans not approved by security holders	0	-	0
Total	515,571	$5.56	19,100

(1) Includes 300,000 restricted stock units (“RSUs”) that are subject to service-based vesting conditions.

(2) The RSUs described in footnote 1 above were disregarded in calculating the weighted average exercise price of outstanding options.

(3) The amount shown in this column is net of the RSUs described in footnote 1 above.

As of October 17, 2014, there were 215,571 stock options outstanding with a weighted average exercise price of $5.56 and a weighted average remaining term of 3.62 years. Additionally, as of such date, there were 300,000 restricted stock units outstanding. As of October 17, 2014, there were 19,100 shares remaining available for future issuance under our 2007 Plan as stock options and SARs and no shares remain available for future issuance under our 1996 Plan and 2000 Plan. No grants have been made under the 2007 Plan subsequent to May 16, 2014, and there will be no further grants under the 2007 Plan through the date of the 2014 Annual Meeting. As of October 17, 2014, there were 122,484 shares available for issuance under the 2001 Employee Stock Purchase Plan.

PROPOSAL 3
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RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

Our Audit Committee has selected EisnerAmper LLP (“EisnerAmper”) to act in the capacity of independent accountants for the current fiscal year ending January 3, 2015. Ratification and approval by the stockholders will be sought by the Board of Directors for the selection of EisnerAmper as independent accountants to audit our accounts and records for the fiscal year ending January 3, 2015, and to perform other appropriate services. The affirmative vote of a majority of the votes cast on this proposal at the Annual Meeting is required to approve it. In the event that a majority of the shares voted at the Annual Meeting do not vote for ratification of the selection of EisnerAmper, the Audit Committee will reconsider such selection.

Representatives of EisnerAmper will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and to respond to questions by stockholders.

Fees Billed by EisnerAmper during fiscal 2013 and 2012

Audit Fees.  Fees billed to the Company by EisnerAmper for audit services rendered by EisnerAmper for the audit of the Company's 2013 annual financial statements, for the review of those financial statements included in the Company's Quarterly Reports on Form 10-Q, and for services that are normally provided by EisnerAmper in connection with statutory and regulatory filings or engagements, totaled approximately $167,000. Fees billed to the Company by EisnerAmper for audit services rendered by EisnerAmper for the audit of the Company's 2012 annual financial statements, for the review of those financial statements included in the Company's Quarterly Reports on Form 10-Q, and for services that are normally provided by EisnerAmper in connection with statutory and regulatory filings or engagements, totaled approximately $159,000.

Audit-Related Fees. Fees billed to the Company by EisnerAmper during 2013 and 2012 for audit-related services that were reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under the preceding paragraph totaled $0 and $3,500, respectively.

Tax Fees. Fees billed to the Company by EisnerAmper during 2013 and 2012 for professional services rendered for tax compliance, tax advice and tax planning totaled $2,200 and $0, respectively.

All Other Fees. Fees billed to the Company by EisnerAmper during 2013 and 2012 for all other services totaled $0. EisnerAmper does not audit the Company’s 401(k) plan.

The Audit Committee has considered whether EisnerAmper’s provision of services other than professional services rendered for the audit and review of our financial statements is compatible with maintaining EisnerAmper’s independence, and has determined that it is so compatible.

All audit, audit-related, tax and other services were pre-approved by the Audit Committee pursuant to applicable regulations. The Audit Committee currently pre-approves all engagements of the Company’s accountants to provide both audit and non-audit services, and has not established formal pre-approval policies or procedures. The Audit Committee did not approve any non-audit services pursuant to Rule 2-01 (c) (7) (i) (C) of Regulation S-X during 2013.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE SELECTION BY OUR AUDIT COMMITTEE OF EISNERAMPER LLP AS OUR INDEPENDENT ACCOUNTANTS FOR FISCAL 2014.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and the Company’s outside auditors all financial statements prior to their issuance. Management advised the Committee in each case that all financial statements were prepared in accordance with generally accepted accounting principles, and reviewed significant accounting issues with the Committee. These reviews included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees) as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Committee also discussed with EisnerAmper LLP matters relating to its independence, including a review of audit and non-audit fees and the written disclosures made and letter given to the Committee pursuant to the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence.

In addition, the Committee reviewed major initiatives and programs aimed at strengthening the effectiveness of the Company’s internal control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls.

Taking all of these reviews and discussions into account, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2013 for filing with the Securities and Exchange Commission.

Audit Committee

S. Gary Snodgrass (Chair)

Roger H. Ballou
Maier O. Fein

PROPOSAL 4
___________________________________________

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the rules of the Securities and Exchange Commission (the “SEC”). This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

The compensation of our named executive officers subject to the vote is disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related narrative disclosure contained in this proxy statement. As discussed in the Compensation Discussion and Analysis, we believe that our compensation policies and decisions are designed to reward strong annual operating performance by the Company.

Accordingly, your Board is asking stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by casting a non-binding, advisory vote “FOR” the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, in the Company’s Proxy Statement for the 2014 Annual Meeting of Stockholders.

Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to any named executive officer and will not be binding on or overrule any decisions by the Compensation Committee or the Board. Nevertheless, the views expressed by stockholders, whether through this vote or otherwise, are important to Company management and your Board and, accordingly, your Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements. Your advisory vote serves as an additional tool to guide the Compensation Committee and your Board in continuing to align the Company’s executive compensation program with the interests of the Company and its stockholders and is consistent with our commitment to high standards of corporate governance.

This vote is not intended to express a view on any specific element of pay, but rather the overall compensation program and philosophy for our named executive officers described in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure as set forth in the “Executive Compensation” section of this proxy statement. We encourage you to carefully review these disclosures and to indicate your support for our named executive officer compensation program.

YOUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS PRESENTED IN THIS PROXY STATEMENT.

CORPORATE GOVERNANCE MATTERS

Board Independence.The Board of Directors has determined that Roger H. Ballou, Maier O. Fein, Richard D. Machon, S. Gary Snodgrass and Bradley S. Vizi are “independent directors” as defined in Marketplace Rule 4200(a)(15) of the NASDAQ Stock Market LLC. In this Proxy, these five directors are referred to individually as an “Independent Director” and collectively as the “Independent Directors.”

Stockholder Communications with the Board. Stockholders may send communications to the Board of Directors in writing, addressed to the full Board of Directors, individual directors or a specific committee of the Board of Directors, care of Kevin D. Miller, Secretary, RCM Technologies, Inc., 2500 McClellan Avenue, Suite 350, Pennsauken, New Jersey 08109. In general, all stockholder communications sent to our Secretary for forwarding to the Board of Directors, or to specified Board members, will be forwarded in accordance with the sender's instructions. However, our Secretary reserves the right to not forward to Board members any abusive, threatening or otherwise inappropriate materials.

Director Attendance at Annual Meetings. The Company encourages all of the directors to attend the annual meeting of stockholders. The 2013 Annual Meeting of Stockholders was attended by all of the directors.

Code of Conduct and Code of Ethics. We have adopted a Code of Conduct applicable to all of our directors, officers and employees. In addition, we have adopted a Code of Ethics, within the meaning of applicable Commission rules, applicable to our Chief Executive Officer, Chief Financial Officer and Controller. If we make any amendments to either of these Codes (other than technical, administrative, or other non-substantive amendments), or waive (explicitly or implicitly) any provision of the Code of Ethics to the benefit of our Chief Executive Officer, Chief Financial Officer or Controller, we will disclose the nature of the amendment or waiver, its effective date and to whom it applies in the investor relations portion of our website at www.rcmt.com, or in a report on Form 8-K that we file with the Commission.

Related Party Transaction Approval Policy. Our Code of Conduct mandates that officers and directors bring promptly to the attention of our Compliance Officer, currently our Chief Financial Officer, any transaction or series of transactions that may result in a conflict of interest between that person and the Company. Furthermore, our Audit Committee must review and approve any “related party” transaction as defined in Item 404(a) of Regulation S-K, promulgated by the Securities and Exchange Commission, before it is consummated. Following any disclosure to our Compliance Officer, the Compliance Officer will then typically review with the Chairman of our Audit Committee the relevant facts disclosed by the officer or director in question. After this review, the Chairman of the Audit Committee and the Compliance Officer determine whether the matter should be brought to the Audit Committee or the full Board of Directors for approval. In considering any such transaction, the Audit Committee or the Board of Directors, as the case may be, will consider various relevant factors, including, among others, the reasoning for the Company to engage in the transaction, whether the terms of the transaction are at arm’s length and the overall fairness of the transaction to the Company. If a member of the Audit Committee or the Board is involved in the transaction, he or she will not participate in any of the discussions or decisions about the transaction. The transaction must be approved in advance whenever practicable, and if not practicable, must be ratified as promptly as practicable.

Risk Oversight by the Board. The role of our Board of Directors in our risk oversight process includes receiving regular reports from members of management on areas of material risk to us, including operational, financial, legal and strategic risks.

In particular, our Audit Committee is tasked pursuant to its charter to “discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures.” As appropriate, the Chairman of the Audit Committee reports to the full Board of Directors on the activities of the Audit Committee in this regard, allowing the Audit Committee and the full Board to coordinate their risk oversight activities.

As one component of our risk oversight and anti-fraud program, our Audit Committee has established complaint reporting procedures described under “Compliance Policy” in the “Investors” section of our website at www.rcmt.com. These procedures indicate how to submit complaints to our Audit Committee regarding concerns about our accounting practices, our adherence to financial policies and procedures, or our compliance with the Sarbanes-Oxley Act of 2002. Once received, grievances are reviewed by the Chairman of the Audit Committee for consideration.

Board Leadership Structure. Mr. Kopyt has served as the Chairman of our Board of Directors since 1992, and also served as our Chief Executive Officer from 1992 through February 2014. We believe that this overlap of leadership between the Board and executive management has allowed us to benefit from strong, clear, consistent and cohesive leadership, with Mr. Kopyt setting the tone for all of our operating and strategic functions, thus providing unified leadership and direction for the Board and our operational functions. Nevertheless, while the Board believes that Mr. Kopyt’s service in these capacities has delivered great value, the Board has never determined that the role of Chairman must always be held by a senior executive, or someone who recently served as a senior executive.

Our governance documents provide the Board with flexibility to select the appropriate leadership structure for the Company. In making leadership structure determinations, the Board considers many factors, including the specific needs of our business and what is in the best interests of the Company’s stockholders. In 2013, as part of its ongoing review of its corporate governance practices, the Board created the position of Lead Independent Director. The Board felt that adding the leadership of an independent director, together with Mr. Kopyt’s leadership as Chairman, formed an effective leadership structure for RCM, providing robust independent oversight of management while ensuring clear strategic alignment throughout the Company.

Our Lead Independent Director is an independent director who is elected annually by the independent members of the Board. Mr. Snodgrass, a member of the Board since 2010, currently serves as our Lead Independent Director. Pursuant to its January 2014 Settlement Agreement with the shareholder group a party thereto, we agreed that by no later than the Annual Meeting, the Board will appoint either Mr. Ballou or Mr. Vizi as the Lead Independent Director of the Board.

Our Lead Independent Director: (i) presides at all meetings of the Board at which the Chairman is not present including presiding at executive sessions of the Board (without management present) at every regularly scheduled Board meeting, (ii) serves as a liaison between the Chairman of the Board (and management) and the independent directors, (iii) approves meeting agendas, time schedules and other information provided to the Board, and (iv) is available for direct communication and consultation with major stockholders upon request. Our Lead Independent Director also has the authority to call meetings of the independent directors.

STOCKHOLDER PROPOSALS

We have two separate and distinct processes concerning the submission of stockholder proposals:

Proposals to be Included in Our Proxy Statement

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, proposals by stockholders that are intended for inclusion in our proxy statement and proxy card and to be presented at our next annual meeting must be received by us by July 3, 2015, in order to be considered for inclusion in our proxy materials. Such proposals should be addressed to our Secretary and may be included in next year’s proxy materials if they comply with certain rules and regulations of the SEC governing stockholder proposals.

Advance Notice Procedures

If a stockholder desires to make a proposal for consideration at an annual meeting of our stockholders or nominate someone for election to your Board, the stockholder must follow the applicable procedures under law or as outlined in our Bylaws. Our Bylaws provide that in order to make a proposal or nominate someone for election to your Board at an annual meeting of stockholders, written notice of the proposal or nomination must be received by the Corporate Secretary of RCM not more than 120 days or less than 90 days prior to that year’s annual meeting of stockholders. The notice must contain information required by our Bylaws regarding the stockholder and the proposal or nominee, as well as information required to be included in a proxy statement by SEC rules and regulations.

Stockholders are also advised to review our Bylaws, which contain additional requirements about advance notice of proposals and director nominations, including the information that must accompany any such stockholder notice.

Accordingly, in order for a stockholder proposal or nomination to be considered at the 2015 annual meeting of stockholders, a written notice of the proposal or the nomination, which includes the information required by our bylaws, must be received by the Corporate Secretary of RCM at the principal executive offices of RCM no earlier than August 6, 2015 and no later than September 5, 2015 (assuming that the 2015 annual meeting of stockholders is held on December 4, 2015, the anniversary of the 2014 Annual Meeting).

In addition, if we do not receive notice of your stockholder proposal by September 5, 2015, the proposal will be deemed “untimely” for purposes of Rule 14a-4(c) of the Securities Exchange Act of 1934 and the persons named as proxies in next year's proxy materials will be entitled to vote in their discretion with respect to the proposal.

A copy of the full text of our Bylaw provisions may be obtained upon written request to the Corporate Secretary of RCM at our principal place of business.

OTHER MATTERS

Your Board does not intend to present any business at the 2014 Annual Meeting other than the matters described in this proxy statement. If any other matters are properly presented for action at the 2014 Annual Meeting, it is intended that the proxy will be voted with respect thereto by the proxy holders in accordance with the instructions and at the discretion of your Board or a properly authorized committee thereof.

By Order of the Board of Directors, Kevin D. Miller Secretary

October 31, 2014

Annex A

RCM TECHNOLOGIES, INC.

2014 OMNIBUS EQUITY COMPENSATION PLAN

TABLE OF CONTENTS

-i-

RCM TECHNOLOGIES, INC.

2014 OMNIBUS EQUITY COMPENSATION PLAN

Section 1.     Purpose

The purpose of the Plan is to provide designated (i) Employees of RCM and its Subsidiaries, (ii) Non-Employee Directors of RCM and its Subsidiaries, and (iii) Consultants who perform services for RCM and its Subsidiaries, with the opportunity to receive grants of Options, SARs, Stock Units, Stock Awards, Dividend Equivalents and Other Stock-Based Awards. RCM believes that the Plan will encourage the Participants to contribute materially to the growth of RCM, thereby benefiting RCM’s stockholders, and will align the economic interests of the Participants with those of the stockholders. Unless otherwise defined elsewhere in the Plan, all capitalized terms shall be as defined in Section 2 below.

Section 2.     Definitions

Whenever used in this Plan, the following terms will have the respective meanings set forth below:

(a)           “Board” means the Board of Directors of RCM.

(b)          “Change in Control” means the occurrence of any of the following events, each of which shall be determined independently of the others:

(i)       the consummation of a merger, consolidation or reorganization approved by the Company’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially own the Company’s outstanding voting securities immediately prior to such transaction;

(ii)      the consummation of the sale or other disposition of all, or substantially all, of the Company’s assets;

(iii)     the consummation of any single transaction, or series of related transactions in a twelve (12) month period ending on the date of the initial transaction, pursuant to which any person or any group of persons comprising a “group” within the meaning of Rule 13d-5(b)(1) under the Exchange Act (other than the Company or person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Company) becomes directly or indirectly the beneficial owner (within the meaning of Rule 13d-3 of the Exchange Act) of more than fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from the Company or the acquisition of outstanding securities held by one or more of the Company’s stockholders; or

(iv)     during any twelve (12) month period, the date on which individuals who at the beginning of such period constituted the Board cease for any reason to constitute at least a majority of the Board, unless each new director was approved by a vote of at least a majority of the directors then still on the Board who were members of the Board at the beginning of such period.

Notwithstanding the foregoing, the Committee may modify the definition of a Change in Control for a particular Grant as the Committee deems appropriate to comply with section 409A of the Code.

(c)           “Code” means the Internal Revenue Code of 1986, as amended.

(d)           “Committee” means the Compensation Committee of the Board or its delegate or successor, or such other committee appointed by the Board to administer the Plan or its delegate or successor. Notwithstanding the foregoing, with respect to Grants to members of the Board and Employees that are intended as “qualified performance-based compensation” (as defined under section 162(m) of the Code), as well as to Employees who are officers of RCM, the Committee shall consist of two or more persons appointed by the Board, all of whom shall be “outside directors” (as defined under section 162(m) of the Code and related Treasury regulations) and “non-employee directors” as defined under Rule 16b-3 promulgated under the Exchange Act.

(e)           “Company” means RCM or any Subsidiary.

(f)           “Consultant” means an advisor or consultant who performs services for the Company.

(g)           “Date of Grant” means the date a Grant is effective; provided, however, that no retroactive Grants will be made.

(h)           “Dividend Equivalent” means an award of a dividend equivalent, as described in Section 11.

(i)            “Effective Date” means December 4, 2014, subject to approval by the stockholders of RCM.

(j)            “Employee” means an employee of the Company (including an officer or director who is also an employee).

(k)          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l)           “Fair Market Value” means, as of any date, unless otherwise required by any applicable provision of the Code or any regulations thereunder, (i) if the Stock is listed on a national securities exchange, the last reported sales price thereof on the relevant date or, if there were no trades on that date, the last preceding date upon which a sale was reported; (ii) if the Stock is not so listed or traded, the mean between the last reported “bid” and “asked” price thereof, as reported on a national securities exchange; or (iii) if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable, and as the Committee determines.

(m)          “Grant” means an Option, SAR, Stock Unit, Stock Award, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

(n)          “Grant Letter” means the written agreement that sets forth the terms and conditions of a Grant, including all amendments thereto.

(o)          “Incentive Stock Option” means a stock option that is intended to meet the requirements of section 422 of the Code, as described in Section 7.

(p)          “Non-Employee Director” means a member of the Board, or a member of the board of directors of a Subsidiary, who is not an employee of the Company.

(q)          “Nonqualified Stock Option” means a stock option that is not intended to meet the requirements of section 422 of the Code, as described in Section 7.

(r)          “Option” means an Incentive Stock Option or Nonqualified Stock Option to purchase shares of Stock at an Option Price for a specified period of time.

(s)          “Option Price” means an amount per share of Stock purchasable under an Option, as designated by the Committee.

(t)           “Other Stock-Based Award” means any Grant based on, measured by or payable in Stock (other than Grants described in Sections 7, 8, 9, 10 and 11), as described in Section 12.

(u)          “Parent” means a “parent corporation,” as defined in section 424(e) of the Code, of RCM.

(v)          “Participant” means an Employee, Consultant or Non-Employee Director designated by the Committee to receive a Grant under the Plan.

(w)         “Plan” means this RCM Technologies, Inc. 2014 Omnibus Equity Compensation Plan, as in effect from time to time.

(x)          “RCM” means RCM Technologies, Inc., a Nevada corporation and any successor thereto.

(y)         “Stock” means the common stock, par value $0.05 per share, of RCM or such other securities of RCM as may be substituted for Stock pursuant to Sections 5(d) or 17.

(z)          “SAR” means an award of a stock appreciation right, as described in Section 8.

(aa)       “Stock Award” means an award of Stock, as described in Section 10.

(bb)      “Stock Unit” means an award of a phantom unit, representing one or more shares of Stock, as described in Section 9.

(cc)       “Subsidiary” means a “subsidiary corporation,” as defined in section 424(f) of the Code, of RCM.

(dd)      “Successor Participant” means the personal representative or other person entitled to succeed to the rights of the Participant in accordance with Section 16.

(ee)       “2007 Plan” means the Company’s 2007 Omnibus Equity Compensation Plan.

Section 3.     Administration

(a)          Committee.   The Plan shall be administered and interpreted by the Committee. Day to day administrative functions may be performed by employees of RCM, as approved by the Committee.

(b)          Committee Authority.   The Committee shall have the sole authority to (i) determine the Employees, Consultants and Non-Employee Directors to whom Grants shall be made under the Plan; (ii) determine the type, size and terms of the Grants to be made to each Participant; (iii) determine the time when the Grants will be made and the duration of any applicable exercise, vesting or restriction period, including the criteria for exercisability, vesting and lapse of any restriction period, and the acceleration of exercisability, vesting and lapse of restriction period; (iv) amend the terms of any previously issued Grant, subject to the provisions of Section 19; and (v) deal with any other matters arising under the Plan. However, the Board may ratify or approve any Grants as it deems appropriate and has the authority to administer the Plan. To the extent that the Board makes Grants and administers the Plan, references in the Plan to the “Committee” shall be deemed to refer to the Board.

(c)          Committee Determinations.   The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any Grants awarded hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of RCM, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

Section 4.     Grants

Grants under the Plan may consist of Options, SARs, Stock Units, Stock Awards, Dividend Equivalents and Other Stock-Based Awards. All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with the Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in the Grant Letter or an amendment to the Grant Letter. The Committee shall approve the form and provisions of each Grant Letter. Grants under a particular Section of the Plan need not be uniform as among the Participants. All Grants shall be made conditional upon the Participant’s acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries, and any other person having or claiming an interest under such Grant.

Section 5.     Shares of Stock Subject to the Plan

(a)     Shares Authorized.   Subject to adjustment as described in Section 5(d) below, the aggregate number of shares of Stock that may be granted or transferred under the Plan is the sum of (i) 625,000 shares, (ii) the number of shares subject to outstanding options granted under the 2007 Plan and outstanding on October 17, 2014, to the extent that such options terminate, expire or are cancelled, forfeited, exchanged or surrendered without having been exercised, and (iii) the number of shares subject to stock units granted under the 2007 Plan and outstanding on October 17, 2014, to the extent such stock units are forfeited, terminated or otherwise not paid in full (the “Plan Limit”); provided, however, that the Plan Limit shall not include (x) for purposes of clause (ii), shares subject to such outstanding options to the extent that such shares are withheld or surrendered for payment of taxes or the exercise price of any such outstanding option and (y) for purposes of clause (iii), shares subject to such outstanding stock units to the extent that such shares are withheld or surrendered for payment of taxes. The shares may be authorized, but unissued, shares of Stock or reacquired shares of Stock, including shares purchased by RCM on the open market for purposes of the Plan.

(b)     Share Counting. If and to the extent Options or SARs granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised or if any Stock Awards, Stock Units, Dividend Equivalents or Other Stock-Based Awards are forfeited or terminated, or otherwise not paid in full, the shares subject to such Grants which have not been issued shall again be available for purposes of the Plan; provided, however, that (i) shares of Stock surrendered in payment of the exercise price of an Option and shares withheld or surrendered for payment of taxes, shall not be available for re-issuance under the Plan, (ii) if SARs are exercised, the full number of shares subject to the SARs shall be considered issued under the Plan, without regard to the number of shares issued upon settlement of the SARs and without regard to any cash settlement of the SARs and (iii) to the extent that other Grants are paid in cash, and not in shares of Stock, such Grants shall not count against the share limits in subsection (a).

(c)     Individual Limits. The maximum aggregate number of shares of Stock that shall be subject to Grants made under the Plan to any individual during any calendar year shall be 300,000 shares, subject to adjustment described below. The maximum aggregate number of shares of stock to which Options or SARs may be granted under the Plan to any individual during any calendar year is 300,000 shares, subject to adjustment as described below. The maximum aggregate number of shares of Stock with respect to which Stock Units, Stock Awards, or Other Stock-Based Awards may be granted under the Plan to any individual during any calendar year as Performance Awards under Section 13 shall be 300,000 shares, subject to adjustment as described below. The foregoing individual share limits shall apply without regard to whether such Grants are to be paid in Stock or in cash.

(d)     Adjustments.   If there is any change in the number or kind of shares of Stock outstanding by reason of (i) a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares; (ii) a merger, reorganization or consolidation; (iii) a reclassification or change in par value; or (iv) any other extraordinary or unusual event affecting the outstanding shares of Stock as a class without RCM’s receipt of consideration, or if the value of outstanding shares of Stock is substantially reduced as a result of a spinoff or RCM’s payment of an extraordinary dividend or distribution, the maximum number of shares of Stock available for issuance under the Plan, the maximum number of shares of Stock for which any individual may receive pursuant to Grants in any year as set forth in subsection (c) above, the number and kind of shares covered by outstanding Grants, the number and kind of shares issued or transferred and to be issued or transferred under the Plan, and the price per share or the applicable market value of such Grants shall be equitably adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such outstanding Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In addition, in the event of a Change in Control, the provisions of Section 17 of the Plan shall apply. Any adjustments to outstanding Grants shall be consistent with section 409A and 424 of the Code, to the extent applicable. Any adjustments determined by the Committee shall be final, binding and conclusive.

Section 6.     Eligibility for Participation

(a)           Eligible Persons.   All Employees, including Employees who are officers or members of the Board, and all Non-Employee Directors shall be eligible to participate in the Plan. Consultants are eligible to participate in the Plan if they perform bona fide services for the Company, the services are not in connection with the offer or sale of securities in a capital-raising transaction, and the Consultants do not directly or indirectly promote or maintain a market for RCM’s securities.

(b)           Selection of Participants.   The Committee shall select the Employees, Consultants and Non-Employee Directors to receive Grants and shall determine the terms and conditions of the Grant and the number of shares of Stock subject to each Grant.

Section 7.     Options

(a)           General Requirements.   The Committee may grant Options to any Employee, Consultant or Non-Employee Director upon such terms and conditions as the Committee deems appropriate under this Section 7.

(b)           Number of Shares.   The Committee shall determine the number of shares of Stock that will be subject to each Grant of Options to Employees, Consultants and Non-Employee Directors.

(c)           Type of Option and Price.

(i)      The Committee may grant Incentive Stock Options or Nonqualified Stock Options or any combination of Incentive Stock Options and Nonqualified Stock Options. Incentive Stock Options may be granted only to Employees of RCM or its Subsidiaries. Nonqualified Stock Options may be granted to Employees, Consultants and Non-Employee Directors.

(ii)     The Option Price shall be determined by the Committee and shall be equal to or greater than the Fair Market Value of the shares of Stock subject to the Grant on the Date of Grant; provided, however, that an Incentive Stock Option may not be granted to an Employee who, at the Date of Grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of RCM or any Parent or Subsidiary, unless the Option Price is not less than 110% of the Fair Market Value on the Date of Grant.

(d)           Option Term.   The Committee shall determine the term of each Option. The term of an Option shall not exceed ten years from the Date of Grant. However, an Incentive Stock Option that is granted to an Employee who, at the Date of Grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of RCM, or any Parent or Subsidiary, may not have a term that exceeds five years from the Date of Grant.

(e)           Exercisability of Options.   Options shall become exercisable in accordance with such terms and conditions as may be determined by the Committee and specified in the Grant Letter. The period for when any Option may first become exercisable shall be a minimum of one year from the Date of Grant. Notwithstanding the foregoing, the Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(f)           Grants to Non-Exempt Employees. Notwithstanding the foregoing, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the Date of Grant (except that such Options may become exercisable, as determined by the Committee, upon the Grantee’s death, disability or retirement, or upon a Change in Control or other circumstances permitted by applicable regulations).

(g)           Termination of Employment or Service.   Except as provided in the Grant Letter, an Option may only be exercised while the Participant is employed by, or providing service to, the Company. The Committee shall specify in the Grant Letter under what circumstances, if any, and during what time periods, if any, a Participant may exercise an Option after termination of employment or service.

(h)           Exercise of Options.   A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to RCM or its designated agent. The Participant shall pay the Option Price and any withholding taxes for the Option (i) in cash or by certified or cashier’s check; (ii) with the approval of the Committee, by delivering shares of Stock owned by the Participant and having a Fair Market Value on the date of exercise equal to the Option Price or by attestation (on a form prescribed by the Committee) to ownership of shares of Stock having an aggregate Fair Market Value on the date of exercise equal to the Option Price; (iii) payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board; (iv) with the approval of the Committee, by “net exercise,” which is the surrender of shares for which the Option is exercisable to RCM in exchange for a distribution of shares of Stock equal to the amount by which the then Fair Market Value of the shares subject to the exercised Option exceeds the applicable Option Price; (v) any combination of clauses (i), (ii), (iii) or (iv); or (vi) by such other method as the Committee may approve, to the extent permitted by applicable law. Shares of Stock used to exercise an Option pursuant to clause (ii) shall have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to RCM with respect to the Option. Payment for the shares pursuant to the Option, and any required withholding taxes, must be received by the time specified by the Committee depending on the type of payment being made.

(i)     Limits on Incentive Stock Options.   Each Incentive Stock Option shall provide that if the aggregate Fair Market Value on the Date of Grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of RCM or a Parent or Subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. The aggregate number of shares of Stock that may be issued under the Plan as Incentive Stock Options is 625,000 shares, and all shares issued under the Plan as Incentive Stock Options shall count against the Plan Limit.

Section 8.     SARs

(a)     General Requirements.   The Committee may grant SARs to any Employee, Consultant or Non-Employee Director, upon such terms and conditions as the Committee deems appropriate under this Section 8. Each SAR shall represent the right of the Participant to receive, upon settlement of the SAR, shares of Stock or cash equal to the amount by which the Fair Market Value of a share of Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described below in Section 8(c).

(b)     Terms of SARs.   The Committee shall determine the terms and conditions of SARs and may grant SARs separately from or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs shall be granted at the same time the Option is granted. The Committee will determine the number of SARs to be granted, the base amount, the vesting and other restrictions applicable to SARs and the period during which SARs will remain exercisable.

(c)     Base Amount.   The Committee shall establish the base amount of the SAR at the time the SAR is granted; provided, however, that the base amount shall not be less than the Fair Market Value of a share of Stock on the Date of Grant.

(d)     Exercisability. A SAR shall be exercisable during the period specified by the Committee in the Grant Letter and shall be subject to such vesting and other restrictions as may be specified in the Grant Letter. The period for when any SAR may first become exercisable shall be a minimum of one year from the Date of Grant. Notwithstanding the foregoing, the Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

(e)     Grants to Non-Exempt Employees. Notwithstanding the foregoing, SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the Date of Grant (except that such SARs may become exercisable, as determined by the Committee, upon the Grantee’s death, disability or retirement, or upon a Change in Control or other circumstances permitted by applicable regulations).

(f)     Value of SARs. When a Grantee exercises SARs, the Grantee shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised, payable in cash, shares of Stock or a combination thereof. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying shares of Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in subsection (a).

(g)     Payment With Respect to SARs.   The Committee shall determine whether the appreciation in a SAR shall be paid in the form of cash, in shares of Stock, or in a combination of the two, in such proportion as the Committee deems appropriate. For purposes of calculating the number of shares of Stock to be received, shares of Stock shall be valued at its Fair Market Value on the date of exercise of the SAR. If shares of Stock are to be received upon exercise of a SAR, cash shall be delivered in lieu of any fractional share.

(h)     Requirement of Employment or Service.   The Committee shall determine in the Grant Letter under what circumstances a Participant may retain SARs after termination of the Participant’s employment or service, and the circumstances under which SARs may be forfeited.

Section 9.     Stock Units

(a)     General Requirements.   The Committee may grant Stock Units to any Employee, Consultant or Non-Employee Director, upon such terms and conditions as the Committee deems appropriate under this Section 9. Each Stock Unit shall represent the right of the Participant to receive a share of Stock or an amount based on the value of a share of Stock. All Stock Units shall be credited to accounts on RCM’s records for purposes of the Plan.

(b)     Terms of Stock Units.   The Committee may grant Stock Units that are payable if specified performance goals or other conditions are met, or under other circumstances. Stock Units may be paid at the end of a specified period, or payment may be deferred to a date authorized by the Committee. The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units. The vesting period for any Stock Unit that is based solely upon a continuing employment or service relationship with the Company shall be a minimum of one year from the Date of Grant, and the vesting period for any Stock Unit that is based upon performance criteria shall be based upon performance over a minimum period of one year. Notwithstanding the foregoing, the Committee may determine to accelerate the vesting of any or all outstanding Stock Units at any time for any reason.

(c)     Payment With Respect to Stock Units.   Payment with respect to Stock Units shall be made in cash, in shares of Stock, or in a combination of the two, as determined by the Committee. The Grant Letter shall specify the maximum number of shares that shall be paid under the Stock Units.

(d)     Requirement of Employment or Service.   The Committee shall determine in the Grant Letter under what circumstances, if any, a Participant may retain Stock Units after termination of the Participant’s employment or service, and the circumstances under which Stock Units may be forfeited.

Section 10.     Stock Awards

(a)     General Requirements.   The Committee may issue or transfer shares of Stock to an Employee, Consultant or Non-Employee Director under a Stock Award, upon such terms and conditions as the Committee deems appropriate under this Section 10. Shares of Stock issued or transferred pursuant to Stock Awards may be issued or transferred for cash consideration or for no cash consideration, and subject to restrictions or no restrictions, as determined by the Committee. The Committee may establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including restrictions based upon the achievement of specific performance goals. The period of time during which the Stock Awards will remain subject to restrictions will be designated in the Grant Letter as the “Restriction Period.”

(b)     Number of Shares.   The Committee shall determine the number of shares of Stock to be issued or transferred pursuant to a Stock Award and any restrictions applicable to such shares.

(c)     Requirement of Employment or Service.   The Committee shall determine in the Grant Letter under what circumstances, if any, a Participant may retain Stock Awards after termination of the Participant’s employment or service, and the circumstances under which Stock Awards may be forfeited.

(d)     Restrictions on Transfer.   During the Restriction Period, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except upon death as described in Section 16. Each certificate, or electronic book entry equivalent, for a share of a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Grant. The Participant shall be entitled to have the legend removed when all restrictions on such shares have lapsed. The Committee may retain possession of any stock certificates for Stock Awards until all restrictions on such shares have lapsed.

(e)     Right to Vote and to Receive Dividends.   Unless the Committee determines otherwise, the Participant shall have the right to vote shares subject to Stock Awards and to receive any dividends or other distributions paid on such shares during the Restriction Period. The Committee may determine that a Participant’s entitlement to dividends or other distributions with respect to a Stock Award shall be subject to achievement of performance goals or other conditions.

(f)     Lapse of Restrictions. All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee. The Restriction Period for any Stock Award that is based solely upon a continuing employment or service relationship with the Company shall be a minimum of one year from the Date of Grant, and the Restriction Period for any Stock Award that is based upon performance criteria shall be based upon performance over a minimum period of one year. Notwithstanding the foregoing, the Committee may determine to accelerate the vesting and lapse of any Restriction Period of any or all outstanding Stock Awards at any time for any reason.

Section 11.     Dividend Equivalents

The Committee may include in a Grant Letter with respect to any grant of Stock Units or Other Stock-Based Awards a Dividend Equivalent right entitling the Grantee to receive amounts equal to the ordinary dividends that would be paid, during the time the Stock Unit or Other Stock-Based Award is outstanding, on the shares of Stock covered by the Stock Unit or Other Stock-Based Award as if such shares were then outstanding. The Committee shall determine whether Dividend Equivalents shall be paid currently or credited to a bookkeeping account as a dollar amount or in the form of Stock Units. The Committee shall determine whether Dividend Equivalents shall be paid in cash, in shares of Stock or in a combination, whether they shall be conditioned upon the vesting or payment of the Stock Unit or Other Stock-Based Award to which they relate, and such other terms and conditions as the Committee deems appropriate.

Section 12.     Other Stock-Based Awards

The Committee may grant Other Stock-Based Awards, which are awards (other than those described in Sections 7, 8, 9, 10 and 11 of the Plan) that are based on, measured by or payable in Stock to any Employee, Non-Employee Director or Consultants, on such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be awarded subject to the achievement of performance goals or other conditions and may be payable in cash, shares of Stock or any combination of the foregoing, as the Committee shall determine. The vesting period for any Other Stock-Based Award that is based solely upon a continuing employment or service relationship with the Employer shall be a minimum of one year from the Date of Grant, and the vesting period for any Other Stock-Based Award that is based upon performance criteria shall be based upon performance over a minimum period of one year. Notwithstanding the foregoing, the Committee may determine to accelerate the vesting of any or all outstanding Other Stock-Based Awards at any time for any reason.

Section 13.     Qualified Performance-Based Compensation

(a)     Designation as Qualified Performance-Based Compensation.   The Committee may determine that Stock Units, Stock Awards, Dividend Equivalents or Other Stock-Based Awards granted to an Employee shall be considered “qualified performance-based compensation” under section 162(m) of the Code (“Performance Awards”). The provisions of this Section 13 shall apply to any such Performance Awards. To the extent that Grants of Stock Units, Stock Awards, Dividend Equivalents or Other Stock-Based Awards are designated as Performance Awards, no such Grant may be made as an alternative to another Grant that is not designated as “qualified performance based compensation” but instead must be separate and apart from all other Grants made.

(b)     Performance Goals.   When Stock Units, Stock Awards, Dividend Equivalents or Other Stock-Based Awards that are to be considered “qualified performance-based compensation” are granted, the Committee shall establish in writing (i) the objective performance goals that must be met; (ii) the period during which performance will be measured; (iii) the threshold, target and maximum amounts that may be paid if the performance goals are met; and (iv) any other conditions that the Committee deems appropriate and consistent with the Plan and the requirements of section 162(m) of the Code, including the employment requirements and payment terms. The Committee shall use objectively determinable performance goals based on one or more of the following criteria: Stock price, earnings per share of Stock, net earnings, operating earnings, return on assets, stockholder return, return on equity, growth in assets, unit volume, sales, gross profit, market share, or strategic business criteria consisting of one or more objectives based on meeting specific revenue goals, market penetration goals, geographic business expansion goals, cost goals, or goals relating to acquisitions or divestitures. The performance goals may relate to the Participant’s business unit or the performance of RCM, a Subsidiary, or RCM and its Subsidiaries as a whole, or any combination of the foregoing. Performance goals need not be uniform as among Participants.

(c)      Establishment of Goals.   The Committee shall establish the performance goals in writing either before the beginning of the performance period or during a period ending no later than the earlier of (i) 90 days after the beginning of the performance period or (ii) the date on which 25% of the performance period has been completed, or such other date as may be required or permitted under applicable regulations under section 162(m) of the Code. The performance goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the performance goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals, but the Committee may reduce the amount of compensation that is payable upon achievement of the designated performance goals.

(d)     Maximum Payment. The maximum number of shares of Stock that may be subject to Grants made to an individual during a calendar year shall not exceed the individual limit set forth in Section 5(c) of the Plan. If Dividend Equivalents are granted as “qualified performance based compensation,” the maximum amount of Dividend Equivalents that may be credited to the Employee’s account in a calendar year is $250,000.

(e)     Certification of Results.   The Committee shall certify and announce the results for the performance period to all Participants after RCM announces RCM’s financial results for the performance period. The Committee shall determine the amount, if any, to be paid pursuant to each Grant based on the achievement of the performance goals and the terms of each Grant Letter. If and to the extent that the Committee does not certify that the performance goals have been met, the grants of Performance Awards for the performance period shall be forfeited or shall not be made, as applicable.

(f)     Death, Disability or Other Circumstances.   The Committee may provide that Performance Awards shall be payable or restrictions on such Performance Awards shall lapse in the event of the Grantee’s death or disability or a Change in Control during the performance period, or under other circumstances consistent with the Treasury regulations and rulings under section 162(m) of the Code.

Section 14.     Deferrals

The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares of Stock that would otherwise be due to the Participant in connection with any grant of Stock Units, Dividend Equivalents or Other Stock-Based Awards. The Committee shall establish rules and procedures for such deferrals, which shall be consistent with the requirements of section 409A of the Code and the corresponding Treasury regulations and rulings.

Section 15.     Withholding of Taxes

(a)     Required Withholding.   All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. RCM may (i) require that the Participant or other person receiving or exercising Grants pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants, or (ii) deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants. RCM may require the payment of any taxes before issuing any shares of Stock pursuant to the Grant.

(b)     Election to Withhold Shares.   If the Committee so permits, a Participant may elect to satisfy the Company’s tax withholding obligation with respect to Grants paid in shares of Stock by having shares withheld, at the time such Grants become taxable, up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. In addition, with respect to any required tax withholding amount that exceeds the minimum applicable withholding tax rate, the Committee may permit a Participant to satisfy such tax withholding obligation with respect to such excess amount by providing that the Participant may elect to deliver to RCM shares of Stock owned by the Participant that have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to RCM. The elections described in this subsection (b) must be in a form and manner prescribed by the Committee and may be subject to the prior approval of the Committee.

Section 16.     Transferability of Grants

(a)     In General.   Except as provided in this Section 16, only the Participant may exercise rights under a Grant during the Participant’s lifetime. A Participant may not transfer those rights except by will or by the laws of descent and distribution, or, with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Committee, pursuant to a domestic relations order. When a Participant dies, the Successor Participant may exercise such rights in accordance with the terms of the Plan. A Successor Participant must furnish proof satisfactory to RCM of his or her right to receive the Grant under the Participant’s will or under the applicable laws of descent and distribution.

(b)     Transfer of Nonqualified Stock Options.   Notwithstanding the foregoing, the Committee may provide in a Grant Letter that a Participant may transfer Nonqualified Stock Options to family members or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of a Nonqualified Stock Option and the transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to the Nonqualified Stock Option immediately before the transfer.

Section 17.     Consequences of a Change in Control

(a)     Assumption of Grants.   Upon a Change in Control where RCM is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable options and rights by, the surviving corporation (or a parent or subsidiary of the surviving corporation), and other Grants that remain outstanding shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation). Notwithstanding the immediately preceding sentence, if, in connection with such Change in Control, any outstanding Options and SARs are not assumed by, or replaced with comparable options or rights by, the surviving corporation (or a parent or subsidiary of the surviving corporation), and any other outstanding Grants are not converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation), then upon such Change in Control (x) all such outstanding Options and SARs that are not assumed or replaced shall accelerate and become fully exercisable, (y) the restrictions and conditions on all such outstanding Stock Awards that are not converted to similar grants shall fully lapse and (z) all such outstanding Stock Units, Dividend Equivalents and Other Stock-Based Awards that are not converted to similar grants shall be fully vested.

(b)     Acceleration of Exercisability/Vesting. If a Participant’s Grant is assumed as provided in Section 17(a) and if, within the two (2) year period following the occurrence of such Change in Control, such Participant ceases to be employed by, or providing service to, the surviving corporation (or a parent or subsidiary of the surviving corporation) on account of a termination by the surviving corporation (or a parent or subsidiary of the surviving corporation) for any reason other than on account of cause, death or disability, then as of the date of such Participant’s termination of employment or service all of such Participant’s then outstanding (i) Options and SARs shall automatically accelerate and become fully exercisable, (ii) Stock Awards shall have all restrictions and conditions immediately lapse and (iii) Stock Units, Dividend Equivalents and Other Stock-Based Awards shall be fully vested.

(c)     Other Alternatives.   Notwithstanding the foregoing, in the event of a Change in Control, the Committee may take any of the following actions with respect to any or all outstanding Grants, without the consent of any Participant: (i) determine that outstanding Options and SARs shall accelerate and become exercisable, in whole or in part; (ii) determine that the restrictions and conditions on outstanding Stock Awards shall lapse, in whole or in part; (iii) determine that outstanding Stock Units, Dividend Equivalents and Other Stock-Based Awards shall be vested, in full or part; (iv) require that Participants surrender their outstanding Options and SARs in exchange for a payment by RCM, in cash, shares of Stock or other property, as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value subject to the Participant’s unexercised Options and SARs exceeds the Option Price of the Options or the base amount of the SARs, as applicable; (v) after giving Participants an opportunity to exercise their outstanding Options and SARs, the Committee may terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate; or (vi) determine that Participants shall receive a payment in settlement of outstanding Stock Units, Dividend Equivalents or Other Stock-Based Awards, if permitted under section 409A of the Code. Such acceleration, surrender, termination or settlement shall take place as of the date of the Change in Control or such other date as the Committee may specify. Without limiting the foregoing, if the per share Fair Market Value of the shares of Stock equals or is less than the per share Option Price or base amount, as applicable, the Company shall not be required to make any payment to the Participant upon surrender of the Option or SAR.

(d)     Other Transactions. The Committee may provide in a Grant Letter or any incentive, employee benefit, severance or change in control or similar plan of RCM, or any employment, severance, termination or similar agreement with any person who is a Participant, that a sale, divestiture, disposition or other transaction involving a Subsidiary or a division, group or business unit of RCM or a Subsidiary shall be considered a Change in Control for purposes of a Grant, or the Committee may establish other provisions that shall be applicable in the event of a specified transaction.

Section 18.     Requirements for Issuance of Shares

No shares of Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance of such shares have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Participant hereunder on such Participant’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

Section 19.     Amendment and Termination of the Plan

(a)     Amendment.   The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without approval of the stockholders of RCM if such approval is required in order to comply with the Code or applicable laws, or to comply with applicable stock exchange requirements.

(b)     Prohibition on Repricing Programs. The Committee shall not (i) implement any cancellation/regrant program pursuant to which outstanding Options or SARs under the Plan are cancelled and new Options or SARs are granted in replacement with a lower exercise price per share, (ii) cancel outstanding Options or SARs under the Plan with Option Prices or base prices per share in excess of the then current Fair Market Value per share of Stock for consideration payable in cash, equity securities of RCM or in the form of any other award under the Plan, except in connection with a Change in Control transaction or (iii) otherwise directly reduce the exercise price in effect for outstanding Options or SARs under the Plan, without in each such instance obtaining stockholder approval.

(c)     Stockholder Approval for “Qualified Performance-Based Compensation.”   If Stock Units, Stock Awards, Dividend Equivalents or Other Stock-Based Awards are granted as “qualified performance-based compensation” under Section 13 above, the Plan must be reapproved by RCM’s stockholders no later than the first stockholders meeting that occurs in the fifth year following the year in which the stockholders previously approved the provisions of Section 13, if additional Grants are to be made under Section 13 and if required by section 162(m) of the Code or the regulations thereunder.

(d)     Termination of Plan.   The Plan shall terminate on the day immediately preceding the tenth anniversary of its Effective Date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.

(e)     Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 20(c). The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. No amendment or termination of this Plan shall, without the consent of the Participant, impair any rights or obligations under any Grant previously made to the Participant, unless such right has been reserved in the Plan or the Grant Letter, or except as provided in Section 20(c) below.

Section 20.     Miscellaneous

(a)     Grants in Connection with Corporate Transactions and Otherwise.   Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or for other proper corporate purposes, or (ii) limit the right of RCM to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving RCM in substitution for a grant made by such corporation. The terms and conditions of the substitute Grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute Grants.

(b)     RCM Policies. All Grants under the Plan shall be subject to any applicable clawback or recoupment policies, share trading policies and any other policies implemented by the Board or the Committee, as in effect from time to time.

(c)     Compliance with Law.   The Plan, the exercise of Options and the obligations of RCM to issue or transfer shares of Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of RCM that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of RCM that Incentive Stock Options comply with the applicable provisions of section 422 of the Code, that Grants of “qualified performance-based compensation” comply with the applicable provisions of section 162(m) of the Code and that, to the extent applicable, Grants comply with the requirements of section 409A of the Code. To the extent that any provision that is designed to comply with section 16 of the Exchange Act or sections 162(m), 409A or 422 of the Code as set forth in the Plan ceases to be necessary under section 16 of the Exchange Act or required under sections 162(m), 409A or 422 of the Code, that Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Participants.

(d)     Section 409A. The Plan is intended to comply with the requirements of section 409A of the Code, to the extent applicable. All Grants shall be construed and administered such that the Grant either (i) qualifies for an exemption from the requirements of section 409A of the Code or (ii) satisfies the requirements of section 409A of the Code. If a Grant is subject to section 409A of the Code, (i) distributions shall only be made in a manner and upon an event permitted under section 409A of the Code, (ii) payments to be made upon a termination of employment shall only be made upon a “separation from service” under section 409A of the Code, (iii) payments to be made upon a Change in Control shall only be made upon a “change of control event” under section 409A of the Code, (iv) unless the Grant specifies otherwise, each payment shall be treated as a separate payment for purposes of section 409A of the Code, and (v) in no event shall a Grantee, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with section 409A of the Code. Any Grant granted under the Plan that is subject to section 409A of the Code and that is to be distributed to a key employee (as defined below) upon separation from service shall be administered so that any distribution with respect to such Grant shall be postponed for six months following the date of the Grantee’s separation from service, if required by section 409A of the Code. If a distribution is delayed pursuant to section 409A of the Code, the distribution shall be paid within thirty (30) days after the end of the six-month period. If the Grantee dies during such six-month period, any postponed amounts shall be paid within sixty (60) days of the Grantee’s death. The determination of key employees, including the number and identity of persons considered key employees and the identification date, shall be made by the Committee or its delegate each year in accordance with section 416(i) of the Code and the “specified employee” requirements of section 409A of the Code.

(e)     Enforceability.   The Plan shall be binding upon and enforceable against RCM and its successors and assigns.

(f)     Funding of the Plan; Limitation on Rights.   This Plan shall be unfunded. Neither RCM nor any other Company shall be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between RCM or any other Company and any Participant or any other person. No Participant or any other person shall under any circumstances acquire any property interest in any specific assets of RCM or any other Company. To the extent that any person acquires a right to receive payment from RCM hereunder, such right shall be no greater than the right of any unsecured general creditor of RCM. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

(g)     Rights of Participants.   Nothing in this Plan shall entitle any Employee, Consultant, Non-Employee Director or other person to any claim or right to receive a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employment or service of the Company.

(h)     No Fractional Shares.   No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(i)      Employees Subject to Taxation Outside the United States.   With respect to Participants who are subject to taxation in countries other than the United States, the Committee may make Grants on such terms and conditions as the Committee deems appropriate to comply with the laws of the applicable countries, and the Committee may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

(j)      Governing Law.   The validity, construction, interpretation and effect of the Plan and Grant Letters issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Nevada, without giving effect to the conflict of laws provisions thereof.

0

PROXY

RCM TECHNOLOGIES, INC.

2500 McClellan Avenue, Suite 350
Pennsauken, NJ 08109-4613

PROXY FOR 2014 ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned stockholder appoints Rocco Campanelli and Kevin D. Miller, and each of them, individually, as the true and lawful attorneys and proxies of the undersigned, with full power of substitution in each of them, to vote, and otherwise act on behalf of the undersigned with respect to, all shares of Common Stock of RCM Technologies, Inc. ("RCM") held of record by the undersigned as of October 10, 2014, at the Annual Meeting of Stockholders of RCM to be held at the offices of Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103, on Thursday, December 4, 2014, at 6:00 p.m. local time, and at any and all adjournments or postponements thereof (the "Annual Meeting"), upon the following matters, which are described in RCM's Proxy Statement for the Annual Meeting. RCM's Board of Directors recommends a vote "FOR" each of the director nominees and a vote "FOR" proposals 2, 3 and 4. The undersigned stockholder further hereby ratifies all that the said attorneys and proxies may do by virtue hereof.

In accordance with the discretion and at the instruction of the Board of Directors or an authorized committee thereof, the proxy holder is authorized to act upon all matters incident to the conduct of the meeting and upon other matters that properly come before the meeting subject to the conditions described in RCM's Proxy Statement concerning the Annual Meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. **Where no direction is given, except in the case of broker non-votes, the shares represented by this proxy will be voted in accordance with the Board of Directors' recommendations.** If any nominee named on the reverse side declines or is unable to serve as a director, the persons named as proxies shall have the authority to vote for any other person who may be nominated at the instruction and discretion of the Board of Directors or an authorized committee thereof. The undersigned stockholder hereby revokes any other proxy heretofore executed by the undersigned for the Annual Meeting and acknowledges receipt of the Notice of 2014 Annual Meeting of Stockholders and Proxy Statement and the Annual Report to Stockholders furnished in connection therewith.

(Continued and to be signed on the reverse side.)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

RCM TECHNOLOGIES, INC.

December 4, 2014

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00003333030303000000 4 120414

The Board of Directors recommends you vote FOR each of the following nominees and FOR proposals 2, 3 and 4:
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of the four directors proposed in the accompanying proxy, each to serve a one-year term and until a successor is elected and qualified:

		FOR	AGAINST	ABSTAIN
1(a)	Roger H. Ballou	☐	☐	☐
1(b)	Leon Kopyt	☐	☐	☐
1(c)	S. Gary Snodgrass	☐	☐	☐
1(d)	Bradley S. Vizi	☐	☐	☐

	FOR	AGAINST	ABSTAIN
2. Approval of the RCM Technologies, Inc. 2014 Omnibus Equity Compensation Plan.	☐	☐	☐
3. Ratification of our Audit Committee's selection of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending January 3, 2015.	☐	☐	☐
4. Advisory vote to approve the compensation of our named executive officers for 2013.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting and any adjournment thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign this Proxy exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give full title as such. Joint owners should each sign. When shares are held by more than one person, all should sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

ANNUAL MEETING OF STOCKHOLDERS OF

RCM TECHNOLOGIES, INC.

December 4, 2014

PROXY VOTING INSTRUCTIONS

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote by phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.

00003333030303000000 4   120414

The Board of Directors recommends you vote FOR each of the following nominees and FOR proposals 2, 3 and 4:
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of the four directors proposed in the accompanying proxy, each to serve a one-year term and until a successor is elected and qualified:

		FOR	AGAINST	ABSTAIN
1(a)	Roger H. Ballou	☐	☐	☐
1(b)	Leon Kopyt	☐	☐	☐
1(c)	S. Gary Snodgrass	☐	☐	☐
1(d)	Bradley S. Vizi	☐	☐	☐

	FOR	AGAINST	ABSTAIN
2. Approval of the RCM Technologies, Inc. 2014 Omnibus Equity Compensation Plan.	☐	☐	☐
3. Ratification of our Audit Committee's selection of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending January 3, 2015.	☐	☐	☐
4. Advisory vote to approve the compensation of our named executive officers for 2013.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting and any adjournment thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign this Proxy exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give full title as such. Joint owners should each sign. When shares are held by more than one person, all should sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.